As filed with the Securities and Exchange Commission on March 8, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                      Date of fiscal year end: December 31, 2003

       Date of reporting period: January 1, 2003 through December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                     [LOGO]
                                       B
                                 BROWN ADVISORY

                                  ANNUAL REPORT

                                DECEMBER 31, 2003

                      BROWN ADVISORY INTERMEDIATE BOND FUND
                        BROWN ADVISORY VALUE EQUITY FUND
                        BROWN ADVISORY INTERNATIONAL FUND

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BROWN ADVISORY INTERMEDIATE BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report on the progress of your fund for the year.

In contrast to the double-digit returns of the last three years, gains from the fixed income markets were modest at best during 2003. With the exception of the much maligned high yield sector which enjoyed the benefits of an improving economy and waning fears of massive defaults, most fixed income sectors barely managed to post positive returns for the full year as the general trend in rates reversed direction midsummer. Because of the increased appetite for yield, the fund's holdings of corporate bonds were its best performing assets this year.

We believe that 2003 will mark a turning point for the U.S. economy, the equity markets, and especially the bond markets. The corporate sector, emerging from its acute retrenchment, seems to be entering a self-sustaining phase, thereby reducing the economy's dependence on the consumer sector for continuing growth. Although consumer debt levels are at worrisome levels, they are manageable, and, with signs of growing corporate buying activity, overall demand has become more balanced. This will lessen the need for additional policy stimulus.

The Federal Reserve, unlikely to stray from its hyper-stimulative stance, has made it abundantly clear that it is in no hurry to raise interest rates until, perhaps, there is a marked improvement in job growth. While not imminent in the near future, the darkside of this accommodative policy is that inflation is ultimately destined to head higher and that will prove bearish for fixed income investments.

Portfolio Considerations

Aided by secular deflationary forces and, recently, by policy influences, the bond market has enjoyed historically low interest rates. Our contention that we will see higher rates in 2004 is based on the following four factors: (i) the trough in interest rates is seemingly behind us, (ii) fundamental pressures exist from much stronger business activity in the U.S., (iii) the Federal Government's need to finance dual deficits of unprecedented magnitude, and (iv) the risk of competition for funds due to improving global economies. Given the changing term structure of the bond market (7, 8, and 9% coupons have been replaced by 3, 4, and 5% coupons), investors have far less protection against rising rates to guard against actual losses in the form of negative total return.

Investment-grade corporate bonds should continue to afford better relative returns (than Treasuries) as the economy improves and, with it, corporate profits, although there is little room for further spread tightening among higher-quality issues We continue to hold most of our corporate bond positions, as yields appear to compensate for risk. We prefer to underweight Treasuries for technical reasons, in favor of mortgage-backed securities, which historically perform well when rates move up gradually. However, we have, selectively purchased TIPS (Treasury Inflation-Protected Securities), which typically outperform conventional Treasury bonds in a reflationary environment.

Intermediate Bond Fund Team
December 2003

THE VIEWS IN THIS REPORT WERE THOSE OF THE INTERMEDIATE BOND FUND TEAM AS OF DECEMBER 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/04)

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

Dear Shareholder:

During the six month and since inception (1/28/03) periods ended December 31, 2003, Brown Advisory Value Equity Fund's Institutional Shares (the "Fund") increased 15.84% and 34.79%, respectively. During the same period, the S&P 500 Index rose 15.14% and 31.86% while the Russell 1000(R) Value Index rose 16.55% and 33.56%, respectively.*

The truly dynamic character of the past year is a reminder of just how difficult a task macroeconomic forecasting is. Consider the following changes over the past year: (1) our domestic trade, budget, and current account deficits soar to record levels; (2) despite war and tenuous employment conditions, consumption and housing spending remain strong; (3) the US dollar depreciates over 20% compared to the Euro; (4) defying consensus, energy prices stay high; and (5) interest rates and inflation remain benign. Amidst these economic forces, stock prices stage an impressive rally with modest, albeit increasing, supporting evidence. It is enough to make one's head spin! Although we at Brown Advisory focus on buying individual company stocks on a selective basis, the implication of these macroeconomic conditions deserve some brief comment.

So far, we have enjoyed a "painless" material devaluation of our currency, in large part due to our growing trade with Asian countries whose currencies are tied to the US dollar. This has been and continues to be a favorable arrangement; America gets low cost consumer goods, and the Asians get dollar assets and build their export prowess. However, in the long run, we believe there is no "free lunch". In our opinion, the tensions implied by the current financial climate will be resolved, either in higher inflation/interest rates or in a slower rate of domestic consumption. The first possibility would probably mean higher profits, but valuation would suffer. The second possibility would probably allow interest rates/inflations to stay low; generally good for valuation, not so good for profit growth.

The eventual resolution of these tensions is an important issue for investors, even if its timing is uncertain. Today's market valuation reflects a much higher level of profit expectations for this year and next than was the case a year ago. This condition is especially true for economically sensitive industrial stocks, whose valuations currently discount near peak profit levels. Given the discussion above we are skeptical of such prospects. As such, in our view, many of these stocks are at least fairly valued. Given this view, we believe, more than ever, that successful equity investing will be the result of selective investment in superior companies at reasonable valuations.

Key contributors over the past year included such industry sectors as consumer cyclicals, industrials, information technology, and utilities. Our material health care investment did not contribute meaningfully last year, but we are optimistic about its prospects this year and next. From an individual stock perspective, our largest gainers included: General Dynamics Corp., Best Buy Co., Inc., Laboratory Corp. of America, Inc., Hewlett Packard Co., and CVS Corp. Our largest detractors from performance were: Merck & Co., Inc. (and its spin-off, Medco), SBC Communications, Inc., Safeway, Inc., and Scholastic Corp. Recent divestures include: Abbott Laboratories, Amvescap plc ADR, Roper Industries, Inc., American International Group, Inc., and Schlumberger Ltd. All of these stocks were sold for valuation reasons; their proceeds were reinvested in a variety of new investments that we felt offered better reward/risk ratios. New purchases include such companies as: L-3 Communications Holdings, Inc., Mattel, Inc., Marsh & McLennan Cos., Inc., Pentair, Inc., and Wachovia Corp.

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

As we have discussed in previous letters, we believe the portfolio remains well positioned. The profitability, financial strength, and growth rates of our companies are better than the overall market, yet the stocks carry a relative valuation that is considerably lower than the market averages. As a result, we are enthusiastic about the prospects for continued positive performance in 2004.

With best wishes for the New Year,

Value Equity Fund Team
December 2003


* PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-540-6807 OR VISIT THE FUND'S WEBSITE AT WWW.BROWNADVISORY.COM. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIODS SHOWN, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE RUSSELL 1000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS OF THIS REPORT WERE THOSE OF THE VALUE EQUITY TEAM AS OF DECEMBER 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/04)

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BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


Dear Shareholder:

The Brown Advisory International Fund (the "Fund") launched on January 28, 2003 and has approximately eleven months of performance to date. During the fourth quarter, the Fund returned 18.57%, compared with 17.08% for the MSCI EAFE(R) Index (the "Index"), the Fund's primary benchmark. Since inception, the Fund has returned 41.77% versus 44.62% for its benchmark.* International equity markets staged a powerful fourth quarter rally as investors reacted positively to strong corporate earnings gains and signs of accelerating economic activity into 2004. While stocks in the cyclically sensitive groups like minerals, process industries, and manufacturing continued to be strong performers, the rally broadened to include consumer services and energy in the leaders group. Every sector recorded positive gains, with the weakest groups, technology, consumer products, and retail trade still generating double-digit gains in dollar terms.

The strategy of the Fund is to achieve attractive absolute and relative returns through investing in international markets. As the Fund's sub-advisor, Philadelphia International Advisors, LP uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on: liquidity, balance sheet strength, industry fundamentals, and management quality.

For the fourth quarter, the Fund outperformed the Index modestly due to relatively low exposure to Asian markets, high exposure in France and Germany, and very strong security selection in the information technology, utility, and producer manufacturing industries. Less successful selection in financial stocks and in U.K. and Japanese equities somewhat negated the impact of the positive decisions. Since the inception of the Fund, absolute portfolio performance was a welcome relief after a severe three-year bear market, but the relative returns were slightly disappointing as the Fund slightly underperformed the Index by a small margin. The strong rally since March in high beta (measure of volatility), low quality stocks was frustrating as the Fund is primarily invested in higher quality (as measured by return on equity, better fixed charge coverage, or low debt) value stocks that did not join the leaders until the fourth quarter.

The outlook for future returns remains promising. The global economic recovery has been gaining momentum, and consequently, earnings should expand. Despite last year's exciting returns, international equity valuations remain closer to ten-year lows rather than ten-year highs. Inflation is benign, and bond returns appear meager when compared to the potential gains in stocks. Within this constructive framework, we are hopeful that the market's shift back toward quality continues. Also, equity valuations for lower quality companies have risen to relative highs, compared to the broader market averages. In the coming months, we expect investor attention will move beyond short-term recovery plays to stocks in companies with attractive valuations and strong profitability and quality. We believe the Fund's portfolio of perceived high quality, attractively valued stocks positions the Fund well for attractive relative returns.


International Fund Team
December 2003

--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-540-6807 OR VISIT THE FUND'S WEBSITE AT WWW.BROWNADVISORY.COM. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE MSCI EAFE INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKETS OF EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS A TOTAL RETURN INDEX NET OF FOREIGN WITHHOLDING TAXES ON DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS.

THE VIEWS IN THIS REPORT WERE THOSE OF THE INTERNATIONAL FUND TEAM AS OF DECEMBER 31, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/04)

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BROWN ADVISORY INTERMEDIATE BOND FUND
PERFORMANCE CHARTS & ANALYSIS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

These charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Brown Advisory Intermediate Bond Fund A Shares and Institutional Shares, compared with a broad-based securities market index, over the past 10 fiscal years (A Shares) or since inception if less than 10 years (Institutional Shares). The Lehman Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The total return of the Fund includes a 1.5% sales charge (A Shares only) and operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


  BROWN ADVISORY INTERMEDIATE                                            BROWN ADVISORY INTERMEDIATE
 BOND FUND A SHARES (BIATX) VS.                                     BOND FUND INSTITUTIONAL SHARES (BIAIX) VS.
LEHMAN INTERMEDIATE GOV'T/CREDIT INDEX                                LEHMAN INTERMEDIATE GOV'T/CREDIT INDEX

Average Annual Total Return on 12/31/03 (with sales charge)         Average Annual Total Return on 12/31/03
----------------------------------------------------------          ---------------------------------------
1 Year:                                              2.04%          1 Year:                                     3.91%
5 Year:                                              5.48%          5 Year:                                     6.08%
10 Year:                                             5.67%          Since Inception on 11/2/95:                 6.26%

Investment Value on 12/31/03                                        Investment Value on 12/31/03
----------------------------                                        ----------------------------
BIATX Shares:                                     $17,358           BIAIX Shares:                 $16,418
Lehman Intermediate Gov't Credit Index:           $18,996           Lehman Intermediate Gov't Credit Index:   $17,194
[Edgar representation of graph
         DATE        Brown Advisory   Lehman Intermediate
                   Intermediate Bond     Gov't/Credit
                     Fund A Shares        Index
      12/31/1993          9,850          10,000
       1/31/1994          9,964          10,111
       2/28/1994          9,796           9,962
       3/31/1994          9,599           9,797
       4/30/1994          9,523           9,730
       5/31/1994          9,533           9,737
       6/30/1994          9,523           9,738
       7/31/1994          9,639           9,879
       8/31/1994          9,678           9,909
       9/30/1994          9,581           9,818
      10/31/1994          9,562           9,817
      11/30/1994          9,513           9,772
      12/31/1994          9,523           9,807
       1/31/1995          9,661           9,972
       2/28/1995          9,870          10,179
       3/31/1995          9,910          10,237
       4/30/1995         10,010          10,364
       5/31/1995         10,333          10,677
       6/30/1995         10,404          10,749
       7/31/1995         10,403          10,750
       8/31/1995         10,495          10,848
       9/30/1995         10,608          10,926
      10/31/1995         10,743          11,048
      11/30/1995         10,878          11,193
      12/31/1995         11,003          11,311
       1/31/1996         11,087          11,408
       2/29/1996         10,960          11,274
       3/31/1996         10,908          11,216
       4/30/1996         10,866          11,177
       5/31/1996         10,844          11,168
       6/30/1996         10,952          11,287
       7/31/1996         10,996          11,320
       8/31/1996         10,984          11,329
       9/30/1996         11,159          11,487
      10/31/1996         11,356          11,690
      11/30/1996         11,510          11,844
      12/31/1996         11,444          11,768
       1/31/1997         11,477          11,814
       2/28/1997         11,499          11,837
       3/31/1997         11,421          11,755
       4/30/1997         11,545          11,893
       5/31/1997         11,636          11,992
       6/30/1997         11,738          12,101
       7/31/1997         11,933          12,348
       8/31/1997         11,887          12,286
       9/30/1997         12,026          12,428
      10/31/1997         12,142          12,566
      11/30/1997         12,166          12,594
      12/31/1997         12,260          12,694
       1/31/1998         12,401          12,861
       2/28/1998         12,389          12,851
       3/31/1998         12,425          12,892
       4/30/1998         12,473          12,957
       5/31/1998         12,557          13,052
       6/30/1998         12,642          13,135
       7/31/1998         12,690          13,182
       8/31/1998         12,885          13,389
       9/30/1998         13,094          13,725
      10/31/1998         13,056          13,712
      11/30/1998         13,044          13,711
      12/31/1998         13,094          13,766
       1/31/1999         13,156          13,841
       2/28/1999         13,018          13,638
       3/31/1999         13,119          13,739
       4/30/1999         13,145          13,782
       5/31/1999         13,056          13,676
       6/30/1999         13,056          13,685
       7/31/1999         13,056          13,673
       8/31/1999         13,056          13,683
       9/30/1999         13,186          13,811
      10/31/1999         13,199          13,847
      11/30/1999         13,212          13,864
      12/31/1999         13,186          13,819
       1/31/2000         13,146          13,768
       2/29/2000         13,266          13,882
       3/31/2000         13,400          14,026
       4/30/2000         13,332          13,995
       5/31/2000         13,332          14,016
       6/30/2000         13,590          14,264
       7/31/2000         13,658          14,372
       8/31/2000         13,850          14,542
       9/30/2000         13,988          14,674
      10/31/2000         14,043          14,741
      11/30/2000         14,224          14,941
      12/31/2000         14,462          15,217
       1/31/2001         14,673          15,467
       2/28/2001         14,800          15,613
       3/31/2001         14,900          15,732
       4/30/2001         14,900          15,691
       5/31/2001         14,971          15,779
       6/30/2001         15,014          15,838
       7/31/2001         15,275          16,167
       8/31/2001         15,421          16,329
       9/30/2001         15,626          16,567
      10/31/2001         15,831          16,842
      11/30/2001         15,698          16,673
      12/31/2001         15,624          16,581
       1/31/2002         15,684          16,667
       2/28/2002         15,788          16,799
       3/31/2002         15,578          16,544
       4/30/2002         15,683          16,817
       5/31/2002         15,850          16,985
       6/30/2002         15,881          17,132
       7/31/2002         16,095          17,335
       8/31/2002         16,310          17,593
       9/30/2002         16,526          17,908
      10/31/2002         16,450          17,838
      11/30/2002         16,478          17,822
      12/31/2002         16,756          18,211
       1/31/2003         16,766          18,210
       2/28/2003         16,959          18,467
       3/31/2003         16,962          18,486
       4/30/2003         17,059          18,627
       5/31/2003         17,259          19,001
       6/30/2003         17,230          18,989
       7/31/2003         16,867          18,473
       8/31/2003         16,913          18,517
       9/30/2003         17,275          18,985
      10/31/2003         17,168          18,806
      11/30/2003         17,201          18,832
      12/31/2003         17,358          18,996

        DATE         Brown Advisory   Lehman Intermediate
                    Intermediate Bond  Gov't/Credit
                  Fund Institutional     Index
                         Shares
       11/2/1995         10,000          10,000
      11/30/1995         10,086          10,131
      12/31/1995         10,202          10,238
       1/31/1996         10,279          10,326
       2/29/1996         10,174          10,205
       3/31/1996         10,118          10,152
       4/30/1996         10,081          10,116
       5/31/1996         10,063          10,109
       6/30/1996         10,174          10,216
       7/31/1996         10,206          10,246
       8/31/1996         10,198          10,254
       9/30/1996         10,360          10,397
      10/31/1996         10,554          10,581
      11/30/1996         10,697          10,721
      12/31/1996         10,630          10,652
       1/31/1997         10,671          10,693
       2/28/1997         10,694          10,714
       3/31/1997         10,624          10,640
       4/30/1997         10,740          10,765
       5/31/1997         10,826          10,854
       6/30/1997         10,922          10,953
       7/31/1997         11,114          11,176
       8/31/1997         11,074          11,120
       9/30/1997         11,193          11,249
      10/31/1997         11,302          11,374
      11/30/1997         11,326          11,399
      12/31/1997         11,417          11,490
       1/31/1998         11,558          11,641
       2/28/1998         11,550          11,632
       3/31/1998         11,585          11,669
       4/30/1998         11,631          11,728
       5/31/1998         11,711          11,814
       6/30/1998         11,791          11,889
       7/31/1998         11,838          11,931
       8/31/1998         12,020          12,118
       9/30/1998         12,226          12,423
      10/31/1998         12,194          12,411
      11/30/1998         12,185          12,410
      12/31/1998         12,224          12,460
       1/31/1999         12,293          12,528
       2/28/1999         12,168          12,344
       3/31/1999         12,264          12,436
       4/30/1999         12,289          12,474
       5/31/1999         12,209          12,378
       6/30/1999         12,212          12,387
       7/31/1999         12,214          12,376
       8/31/1999         12,217          12,385
       9/30/1999         12,339          12,501
      10/31/1999         12,354          12,533
      11/30/1999         12,368          12,549
      12/31/1999         12,349          12,508
       1/31/2000         12,312          12,462
       2/29/2000         12,425          12,565
       3/31/2000         12,552          12,696
       4/30/2000         12,504          12,667
       5/31/2000         12,507          12,687
       6/30/2000         12,748          12,910
       7/31/2000         12,813          13,009
       8/31/2000         12,993          13,162
       9/30/2000         13,123          13,282
      10/31/2000         13,177          13,342
      11/30/2000         13,360          13,524
      12/31/2000         13,573          13,773
       1/31/2001         13,781          13,999
       2/28/2001         13,902          14,131
       3/31/2001         13,996          14,240
       4/30/2001         13,999          14,202
       5/31/2001         14,068          14,282
       6/30/2001         14,110          14,335
       7/31/2001         14,354          14,633
       8/31/2001         14,492          14,779
       9/30/2001         14,698          14,995
      10/31/2001         14,891          15,244
      11/30/2001         14,771          15,091
      12/31/2001         14,708          15,007
       1/31/2002         14,777          15,085
       2/28/2002         14,876          15,205
       3/31/2002         14,670          14,974
       4/30/2002         14,785          15,222
       5/31/2002         14,929          15,374
       6/30/2002         14,960          15,506
       7/31/2002         15,176          15,690
       8/31/2002         15,378          15,924
       9/30/2002         15,596          16,209
      10/31/2002         15,513          16,145
      11/30/2002         15,558          16,131
      12/31/2002         15,800          16,483
       1/31/2003         15,815          16,483
       2/28/2003         16,014          16,715
       3/31/2003         16,022          16,732
       4/30/2003         16,118          16,860
       5/31/2003         16,310          17,199
       6/30/2003         16,288          17,187
       7/31/2003         15,926          16,720
       8/31/2003         15,990          16,760
       9/30/2003         16,331          17,184
      10/31/2003         16,235          17,022
      11/30/2003         16,269          17,045
      12/31/2003         16,418          17,194]

Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.

--------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
PERFORMANCE CHART & ANALYSIS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

This chart reflects the change in value of a hypothetical $10,000 investment since the Fund's inception, including reinvested dividends and distributions, in Brown Advisory Value Equity Fund Institutional Shares, compared with a broad-based securities market index and an industry focused index. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

      BROWN ADVISORY VALUE EQUITY
  FUND INSTITUTIONAL SHARES (BIAVX) VS.
S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX

Cumulative Total Return on 12/31/03
-----------------------------------
Since Inception in 01/28/03:   34.79%

Investment Value on 12/31/03
----------------------------
BIAVX Shares:                 $13,479
S&P 500 Index:                $13,186
Russell 1000 Value Index:     $13,356
{Edgar representation of graph
         DATE      Brown Advisory       S&P       Russell 1000
                   Value Equity      500 Index     Value Index
                   Institutional
                     Shares
       1/28/2003      10,000          10,000        10,000
       1/31/2003       9,990           9,980        10,023
       2/28/2003       9,680           9,830         9,755
       3/31/2003       9,520           9,925         9,772
       4/30/2003      10,390          10,742        10,632
       5/31/2003      11,310          11,308        11,318
       6/30/2003      11,636          11,452        11,460
       7/31/2003      11,776          11,654        11,630
       8/31/2003      12,107          11,881        11,812
       9/30/2003      11,967          11,755        11,696
      10/31/2003      12,499          12,420        12,412
      11/30/2003      12,649          12,529        12,580
      12/31/2003      13,479          13,186        13,356]

--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
PERFORMANCE CHART & ANALYSIS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

This chart  reflects the change in value of a hypothetical  $10,000  investment, including reinvested dividends and distributions, in Brown Advisory International Fund Institutional Shares, compared with a broad-based securities market index, since inception. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    BROWN ADVISORY INTERNATIONAL
FUND INSTITUTIONAL SHARES (BIANX) VS.
          MSCI EAFE INDEX

Cumulative Total Return on 12/31/03
-----------------------------------
Since Inception in 01/28/03:   41.77%

Investment Value on 12/31/03
----------------------------
BIANX Shares:                 $14,177
MSCI EAFE Index:              $14,462
{Edgar representation of graph
     DATE            Brown Advisory      MSCI EAFE
                     International        Index
                  Fund Institutional
                       Shares
   1/28/2003           10,000             10,000
   1/31/2003           10,080             10,000
   2/28/2003            9,620              9,771
   3/31/2003            9,403              9,579
   4/30/2003           10,476             10,517
   5/31/2003           11,178             11,155
   6/30/2003           11,402             11,424
   7/31/2003           11,665             11,701
   8/31/2003           11,827             11,983
   9/30/2003           11,957             12,353
  10/31/2003           12,606             13,123
  11/30/2003           13,124             13,414
  12/31/2003           14,177             14,462]

--------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

       FACE AMOUNT                    SECURITY DESCRIPTION                 RATE         MATURITY                    VALUE
       -----------                    --------------------                 ----         --------                    -----

ASSET BACKED SECURITIES - 3.6%
               $ 2,893,920 California Infrastructure SCE Series 97-1-A6         6.38%      09/25/08                 $ 3,083,932
                                                                                                               -----------------
                           (Cost $2,840,760)

CORPORATE BONDS & NOTES - 37.3%
                 2,825,000 Aristech Chemicals Corp.                             6.88       11/15/06                   3,098,183
                 1,000,000 Baltimore Gas & Electric MTN                         6.75       06/05/12                   1,118,007
                 2,000,000 Bombardier Capital, Inc.~                            7.50       10/17/05                   2,172,500
                 1,300,000 Comcast Cable Communications                         7.13       06/15/13                   1,483,438
                 2,295,000 Consolidated Freightways                             7.35       06/01/05                   2,413,746
                 3,000,000 Ford Motor Credit Co.                                7.38       10/28/09                   3,298,404
                   235,000 General Electric Capital Corp. MTN Series A +        0.74       12/01/36                     228,396
                 1,000,000 General Electric Capital Corp. MTN Series A          6.88       11/15/10                   1,151,238
                 1,550,000 General Electric Co.                                 5.00       02/01/13                   1,570,409
                 1,000,000 General Motors Acceptance Corp.                      6.85       06/17/04                   1,023,671
                 1,800,000 Hertz Corp.                                          4.70       10/02/06                   1,832,854
                 2,000,000 Kraft Foods, Inc.                                    5.25       06/01/07                   2,129,464
                 1,300,000 Merrill Lynch & Co.                                  4.00       09/15/08                   1,309,307
                 3,000,000 Pemex Project Funding Master Trust                   7.38       12/15/14                   3,217,500
                 2,795,000 Rouse Co.                                            8.00       04/30/09                   3,280,989
                 2,000,000 Verizon Maryland, Inc. Series A                      6.13       03/01/12                   2,151,342
                   800,000 Wilmington Trust Corp.                               6.63       05/01/08                     889,473
                                                                                                               -----------------

Total Corporate Bonds & Notes (Cost $31,692,179)                                                                     32,368,921
                                                                                                               -----------------

US GOVERNMENT & AGENCY OBLIGATIONS - 57.3%
FFCB - 2.6%
                 2,000,000 FFCB                                                 6.00       06/11/08                   2,218,638
                                                                                                               -----------------

FHLB NOTES - 6.2%
                 2,000,000 FHLB Series 392                                      2.50       03/15/06                   2,017,198
                 3,000,000 FHLB Series RF-07                                    6.75       08/15/07                   3,382,071
                                                                                                               -----------------

                                                                                                                      5,399,269
                                                                                                               -----------------
FHLMC DEBENTURES - 3.5%
                 3,000,000 FHLMC                                                6.25       07/15/04                   3,081,777
                                                                                                               -----------------

GUARANTEED EXPORT TRUST - 0.0%
                    15,084 Guaranteed Export Trust Series 94-F                  8.19       12/15/04                      15,698
                                                                                                               -----------------

MORTGAGE BACKED SECURITIES - 37.0%
                 3,494,495 FHLMC Pool # 1B0889+                                 4.53       05/01/33                   3,514,604
                    65,028 FHLMC Pool # C00210                                  8.00       01/01/23                      71,027
                   646,504 FHLMC Pool # E20099                                  6.50       05/01/09                     686,203
                 3,731,264 FHLMC Pool # E93051                                  5.50       12/01/17                   3,871,322
                    55,203 FHLMC Pool # G10049                                  8.00       10/01/07                      58,582
                   447,078 FHLMC Pool # G10543                                  6.00       06/01/11                     469,873
                   409,409 FHLMC Pool # G10682                                  7.50       06/01/12                     437,048
                   373,149 FHLMC Pool # G10690                                  7.00       07/01/12                     398,189
                 4,059,964 FHLMC Pool # M80814                                  5.00       05/01/10                   4,172,060
                 3,475,883 FHLMC Pool # M90747                                  5.50       08/01/07                   3,579,404
                 1,480,687 FNMA Pool # 254089                                   6.00       12/01/16                   1,555,221
                   368,784 FNMA Pool # 326570                                   7.00       02/01/08                     385,377
                   319,512 FNMA Pool # 409589                                   9.50       11/01/15                     354,211

                                        9
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

MORTGAGE BACKED SECURITIES

               $ 1,222,670 FNMA Pool # 433646                                   6.00%       10/01/13               $  1,285,789
                   949,864 FNMA Pool # 539082                                   7.00       08/01/28                   1,007,697
                    42,882 FNMA Pool # 572448                                   7.00       03/01/27                      45,549
                 1,003,722 FNMA Pool # 625536                                   6.00       01/01/32                   1,038,290
                 1,148,292 FNMA Pool # 628837                                   6.50       03/01/32                   1,201,460
                 3,930,384 FNMA Pool # 663238                                   5.50       09/01/32                   3,984,869
                 1,383,046 FNMA Pool # 741373+                                  4.28       12/01/33                   1,401,600
                 1,305,866 FNMA Pool # 744805+                                  4.58       11/01/33                   1,301,543
                   363,787 GNMA Pool # 487110                                   6.50       04/15/29                     384,056
                   108,501 GNMA Pool # 571166                                   7.00       08/15/31                     115,705
                   718,076 GNMA Pool # 781186                                   9.00       06/15/30                     795,611
                                                                                                               -----------------

                                                                                                                     32,115,290
                                                                                                               -----------------

SLMA - 2.5%
                 2,000,000 SLMA                                                 5.25       03/15/06                   2,133,618
                                                                                                               -----------------

US TREASURY SECURITY - 5.5%
                 4,800,000 US Treasury Inflation Index                          1.88       07/15/13                   4,801,661
                                                                                                               -----------------

Total US Government & Agency Obligations (Cost $48,417,952)                                                          49,765,951
                                                                                                               -----------------


          SHARES
          ------
SHORT-TERM INVESTMENT - 1.4%
CASH MANAGEMENT ACCOUNT - 1.4%
                 1,253,974 Scudder Cash Management Fund                                                               1,253,974
                                                                                                               -----------------
                           (Cost $1,253,974)


Total Investments in Securities - 99.6%
(Cost $84,204,865)                                                                                                 $ 86,472,778
Other Assets and Liabilities, Net - 0.4%                                                                                369,653
                                                                                                               -----------------
NET ASSETS - 100.0%                                                                                                 $86,842,431
                                                                                                               =================

--------------------------------------------------------------------------------
+           Variable Rate security.
~           Securities  that may be resold to "Qualified  institutional  buyers"
            under Rule 144A or pursuant to Section 4 (2) of the  Securities  Act of 1933, as amended.  These  securities  have been  determined to be liquid by the advisor  pursuant to procedures  approved by the Board of Trustees.
FFCB        Federal Farm Credit Bank
FHLB        Federal Home Loan Bank
FHLMC       Federal Home Loan Mortgage Corporation
FNMA        Federal National Mortgage Association
GNMA        Government National Mortgage Association
MTN         Medium Term Note
SLMA        Student Loan Marketing Association

                                       10
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

      SHARES                           SECURITY DESCRIPTION                                                 VALUE
      ------                           --------------------                                                 -----
COMMON STOCK - 93.6%
AUTOS & TRANSPORTATION - 4.7%
            48,625 Boeing Co.                                                                                $ 2,049,058
            12,150 General Dynamics Corp.                                                                      1,098,238
                                                                                                     --------------------
                                                                                                               3,147,296
                                                                                                     --------------------
CAPITAL GOODS - 7.0%
            60,775 General Electric Co.                                                                        1,882,809
            51,050 Snap-On, Inc.                                                                               1,645,852
            41,325 Tyco International Ltd.                                                                     1,095,113
                                                                                                     --------------------
                                                                                                               4,623,774
                                                                                                     --------------------
COMMUNICATIONS - 3.1%
           114,275 AOL Time Warner, Inc.+                                                                      2,055,807
                                                                                                     --------------------

CONSUMER CYCLICALS - 7.0%
            24,300 CVS Corp.                                                                                     877,716
            77,800 Jones Apparel Group, Inc.                                                                   2,740,894
            53,475 Mattel, Inc.                                                                                1,030,463
                                                                                                     --------------------
                                                                                                               4,649,073
                                                                                                     --------------------
CONSUMER STAPLES - 8.0%
            26,750 Adolph Coors Co.                                                                            1,500,675
            36,475 Kimberly-Clark Corp.                                                                        2,155,308
            75,375 Safeway, Inc.+                                                                              1,651,466
                                                                                                     --------------------
                                                                                                               5,307,449
                                                                                                     --------------------
ENERGY - 8.8%
            31,600 ChevronTexaco Corp.                                                                         2,729,924
           140,995 National-Oilwell, Inc.+                                                                     3,152,648
                                                                                                     --------------------
                                                                                                               5,882,572
                                                                                                     --------------------
FINANCIALS - 21.3%
            17,025 Citigroup, Inc.                                                                               826,393
            41,325 Freddie Mac                                                                                 2,410,074
            75,375 Lincoln National Corp.                                                                      3,042,889
            53,475 Marsh & McLennan Cos., Inc.                                                                 2,560,918
            43,750 National Commerce Financial Co.                                                             1,193,500
            41,325 Wachovia Corp.                                                                              1,925,332
            55,925 Washington Mutual, Inc.                                                                     2,243,711
                                                                                                     --------------------
                                                                                                              14,202,817
                                                                                                     --------------------
HEALTH CARE - 20.1%
            80,225 Baxter International, Inc.                                                                  2,448,467
            48,625 Laboratory Corp. of America, Inc.+                                                          1,796,694
            60,775 McKesson Corp.                                                                              1,954,524
            85,100 Merck & Co., Inc.                                                                           3,931,620
            92,390 Pfizer, Inc.                                                                                3,264,139
                                                                                                     --------------------
                                                                                                              13,395,444
                                                                                                     --------------------
INDUSTRIALS - 1.7%
            24,300 Pentair, Inc.                                                                             $ 1,110,510
                                                                                                     --------------------


INFORMATION TECHNOLOGY - 6.3%
            24,300 Affiliated Computer Services, Inc. Class A+                                                 1,323,378
            31,600 Hewlett-Packard Co.                                                                           725,852
           342,800 Parametric Technology Corp.+                                                                1,350,632
            19,450 Pitney Bowes, Inc.                                                                            790,059
                                                                                                     --------------------
                                                                                                               4,189,921
                                                                                                     --------------------
TELECOMMUNICATIONS - 0.9%
            12,150 L-3 Communications Holdings, Inc.+                                                            624,024
                                                                                                     --------------------

UTILITIES - 4.7%
            34,025 American Electric Power Co., Inc.                                                           1,038,103
            55,925 Duke Energy Corp.                                                                           1,143,666
            65,650 TECO Energy, Inc.                                                                             946,016
                                                                                                     --------------------
                                                                                                               3,127,785
                                                                                                     --------------------

Total Common Stock (Cost $54,156,879)                                                                         62,316,472
                                                                                                     --------------------

SHORT-TERM INVESTMENTS - 6.8%
         2,629,323 Cash Reserve Fund, Inc. Treasury Series                                                     2,629,323
         1,857,784 Cash Reserve Fund, Inc. Prime Series                                                        1,857,784
                                                                                                     --------------------
Total Short-Term Investments (Cost $4,487,107)                                                                 4,487,107
                                                                                                     --------------------

Total Investments in Securities - 100.4%
(Cost $58,643,986)                                                                                           $ 66,803,579
Other Assets and Liabilities, Net - (0.4)%                                                                      (248,354)
                                                                                                     --------------------
NET ASSETS - 100.0%                                                                                         $ 66,555,225

                                                                                                     ====================

----------------------------------
+  Non-income producing security.

                                       11
See Notes to Financial Statements.

--------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

      SHARES                           SECURITY DESCRIPTION                                                 VALUE
      -----                            --------------------                                                 -----

FOREIGN COMMON STOCK - 96.2%
CANADA - 2.6%
            55,000 Talisman Energy, Inc.                                                                     $ 3,129,116
                                                                                                     --------------------

FRANCE - 15.2%
            68,000 Aventis SA                                                                                  4,494,444
            85,000 Compagnie de Saint-Gobain SA                                                                4,161,006
            12,300 SEB SA                                                                                      1,535,947
           170,000 Thomson/ex-TMM                                                                              3,617,427
            23,700 Total SA                                                                                    4,406,377
                                                                                                     --------------------
                                                                                                              18,215,201
                                                                                                     --------------------
GERMANY - 8.6%
            77,000 Bayerische Motoren Werke AG                                                                 3,588,732
            65,000 E.ON AG                                                                                     4,257,626
            55,000 Metro AG                                                                                    2,428,100
                                                                                                     --------------------
                                                                                                              10,274,458
                                                                                                     --------------------

GREECE - 2.6%
           235,000 Hellenic Telecommunications Organization SA                                                 3,106,454
                                                                                                     --------------------


HONG KONG - 2.0%
           891,400 Byd Co., Ltd                                                                                2,348,025
                                                                                                     --------------------

IRELAND - 7.2%
           288,000 Allied Irish Banks plc                                                                      4,595,352
           194,000 CRH plc                                                                                     3,976,408
                                                                                                     --------------------
                                                                                                               8,571,760
                                                                                                     --------------------
JAPAN - 12.4%
            83,000 Canon, Inc.                                                                                 3,864,608
            79,000 Honda Motor Co., Ltd.                                                                       3,508,818
             1,070 Vodafone Holdings KK                                                                        2,865,447
           148,000 Yamanouchi Pharmaceutical Co., Ltd.                                                         4,598,675
                                                                                                     --------------------
                                                                                                              14,837,548
                                                                                                     --------------------
NETHERLANDS - 6.9%
            90,000 Royal Dutch Petroleum Co.                                                                 $ 4,745,201
           150,000 TPG NV                                                                                      3,513,492
                                                                                                     --------------------
                                                                                                               8,258,693
                                                                                                     --------------------
SINGAPORE - 3.4%
         3,500,000 Singapore Telecommunications                                                                4,039,333
                                                                                                     --------------------

SPAIN - 3.5%
           220,000 Endesa SA                                                                                   4,231,831
                                                                                                     --------------------

SWITZERLAND - 10.8%
            52,900 Ciba Specialty Chemicals AG                                                                 4,093,414
            94,000 Logitech International SA+                                                                  4,066,303
           105,000 Novartis AG - Registered Shares                                                             4,767,132
                                                                                                     --------------------
                                                                                                              12,926,849
                                                                                                     --------------------
TAIWAN - 1.6%
         1,400,000 Compal Electronics, Inc.                                                                    1,917,526
                                                                                                     --------------------

UNITED KINGDOM - 19.4%
           260,000 Boots Group plc                                                                             3,216,186
           593,000 BP plc                                                                                      4,808,866
           958,000 Centrica plc                                                                                3,618,576
           564,400 Davis Service Group plc                                                                     3,768,648
           165,000 Next plc                                                                                    3,317,061
           978,559 Tesco plc                                                                                   4,515,184
                                                                                                     --------------------
                                                                                                              23,244,521
                                                                                                     --------------------

Total Common Stock (Cost $90,394,435)                                                                        115,101,315
                                                                                                     --------------------

SHORT-TERM INVESTMENT - 3.6%
         4,341,820 Scudder Cash Management Fund                                                                4,341,820
                                                                                                     --------------------
                   (Cost $4,341,820)

Total Investments in Securities - 99.8%
                   (Cost $94,736,255)                                                                      $ 119,443,135
Other Assets and Liabilities, Net - 0.2%                                                                         212,202
                                                                                                     --------------------
NET ASSETS - 100.0%                                                                                         $119,655,337
                                                                                                     ====================

--------------------------------
+ Non-income producing security.

                                       12
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                          BROWN ADVISORY      BROWN ADVISORY      BROWN ADVISORY
                                                         INTERMEDIATE BOND     VALUE EQUITY       INTERNATIONAL
                                                               FUND                FUND                FUND
                                                        -------------------- ------------------ -------------------
ASSETS
Total investments, at value
(Cost $84,204,865, $58,643,986 and $94,736,255, respectively)  $ 86,472,778       $ 66,803,579       $ 119,443,135
Cash                                                                      -             10,133                   -
Foreign currency (Cost $107,399)                                          -                  -             107,563
Receivables:
Fund shares sold                                                    184,452          2,059,602              86,350
Investment securities sold                                            5,178                  -                   -
Interest and dividends                                              723,297            130,485             217,538
Expense reimbursement from advisor                                    3,989              4,536               4,079
                                                        -------------------- ------------------ -------------------

Total Assets                                                     87,389,694         69,008,335         119,858,665
                                                        -------------------- ------------------ -------------------

LIABILITIES
Payables:
Investment securities purchased                                           -          2,189,194                   -
Fund shares redeemed                                                220,335              5,000              43,750
Dividends                                                           242,216            188,227                   -
Accrued Liabilities:
Payables to related parties                                          25,624             24,136              82,175
Trustees' fees and expenses                                             192                130                 240
Other expenses                                                       58,896             46,423              77,163
                                                        -------------------- ------------------ -------------------

Total Liabilities                                                   547,263          2,453,110             203,328
                                                        -------------------- ------------------ -------------------

NET ASSETS                                                     $ 86,842,431       $ 66,555,225       $ 119,655,337
                                                        ==================== ================== ===================

COMPONENTS OF NET ASSETS
Paid-in capital                                                $ 85,427,334       $ 57,338,374        $ 90,907,773
Accumulated undistributed (distributions in excess of)
    net investment income                                           238,862             10,123              (3,630)
Accumulated net realized gain (loss) from
     investments and foreign currency transactions               (1,091,678)         1,047,135           4,028,576
Unrealized appreciation (depreciation) on investments
     and foreign currency translations                            2,267,913          8,159,593          24,722,618
                                                        -------------------- ------------------ -------------------

NET ASSETS                                                     $ 86,842,431       $ 66,555,225       $ 119,655,337
                                                        ==================== ================== ===================

SHARES OUTSTANDING
 Institutional Shares                                             6,094,976          5,174,291           8,878,010
 A Shares                                                         1,888,285                  -                   -

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
     Institutional Shares (based on net assets of
        $66,533,624, $66,555,225
        and $119,655,337, respectively)                             $ 10.92            $ 12.86             $ 13.48
                                                        -------------------- ------------------ -------------------

     A Shares* (based on net assets of $20,308,807)                 $ 10.76                $ -                 $ -
                                                        -------------------- ------------------ -------------------

     A Shares Maximum Public Offering Price Per Share
       (net asset value per share / 98.50%)                         $ 10.92                $ -                 $ -
                                                        -------------------- ------------------ -------------------


--------------------------------------------------------
* Redemption price may be reduced by applicable sales charges.

                                       13
See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                            BROWN ADVISORY      BROWN ADVISORY    BROWN ADVISORY
                                                           INTERMEDIATE BOND    VALUE EQUITY       INTERNATIONAL
                                                                 FUND             FUND (a)           FUND (a)
                                                          ------------------- ------------------ ------------------
INVESTMENT INCOME
Interest income                                                  $ 4,319,545            $ 3,642            $ 1,017
Dividend income (Net of foreign taxes withholding of $ -, $719
     and $289,613, respectively)                                      64,893            639,098          2,208,133
                                                          ------------------- ------------------ ------------------
Total Investment Income                                            4,384,438            642,740          2,209,150
                                                          ------------------- ------------------ ------------------

EXPENSES
Investment advisory fees                                             360,907            236,798            850,701
Administration fees                                                   91,423             38,484             74,199
Transfer agency fees:
     Institutional Shares                                             20,019             16,139             18,145
     A Shares (b)                                                     46,769             13,265             14,139
Distribution fees:
     A Shares (b)                                                     63,424                703                528
Custody fees                                                           6,061             58,478             64,881
Accounting fees                                                       73,196             51,411             66,034
Professional fees                                                     34,265             28,766             32,442
Registration fees                                                     11,122             39,067             45,828
Trustees' fees and expenses                                            2,589              1,148              3,308
Miscellaneous expenses                                                26,102             13,313             21,379
                                                          ------------------- ------------------ ------------------
Total Expenses                                                       735,877            497,572          1,191,584
Fees waived and expenses reimbursed                                 (173,868)          (181,140)          (127,995)
                                                          ------------------- ------------------ ------------------

Net Expenses                                                         562,009            316,432          1,063,589
                                                          ------------------- ------------------ ------------------

NET INVESTMENT INCOME (LOSS)                                       3,822,429            326,308          1,145,561
                                                          ------------------- ------------------ ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments                            1,766,980          3,469,798          8,136,701
Net realized gain (loss) on foreign currency transactions                  -                  -             17,415
                                                          ------------------- ------------------ ------------------
Net Realized Gain (Loss) on Investments and Foreign Currency
  Transactions                                                     1,766,980          3,469,798          8,154,116
Net change in unrealized appreciation (depreciation)
  on investments                                                  (1,799,136)         8,159,593         24,706,880
Net change in unrealized appreciation (depreciation)
  on foreign currency translations                                         -                  -             15,738
                                                          ------------------- ------------------ ------------------
Net Change in Unrealized Appreciation (Depreciation)
  on Investments and Foreign Currency Translations                (1,799,136)         8,159,593         24,722,618
                                                          ------------------- ------------------ ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                      (32,156)        11,629,391         32,876,734
                                                          ------------------- ------------------ ------------------


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $ 3,790,273       $ 11,955,699       $ 34,022,295
                                                          =================== ================== ==================

------------------------------------------------------------------
(a)  Fund commenced operations on January 28, 2003.
(b) On December 31, 2003, A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund merged into Institutional Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund, respectively.

                                       14
See Notes to Financial Statements.

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         BROWN ADVISORY
                                                                      INTERMEDIATE BOND FUND
                                                   ----------------------------------------------------



                                                       Year Ended                        Year Ended
                                                   December 31, 2003                   December 31, 2002
                                                   -------------------                 -----------------

OPERATIONS
Net investment income (loss)                              $ 3,822,429                      $ 4,816,646
Net realized gain (loss) on investments                     1,766,980                          509,303
Net change in unrealized appreciation (depreciation)
      on investments                                       (1,799,136)                       2,114,455
                                                   -------------------                 ----------------
Increase (Decrease) in Net Assets from Operations           3,790,273                        7,440,404
                                                   -------------------                 ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments:
     Institutional shares                                  (2,941,163)                      (2,951,954)
     A shares                                                (881,334)                      (1,692,490)
                                                   -------------------                 ----------------
Total Distributions to Shareholders                        (3,822,497)                      (4,644,444)
                                                   -------------------                 ----------------

CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional shares                                  42,020,169                       57,863,108
     A shares                                               6,138,486                       46,817,083
Reinvestment of distributions:
     Institutional shares                                     247,770                          291,299
     A shares                                                 649,259                        1,178,239
Redemption of shares:
     Institutional shares                                 (54,000,459)                     (31,984,473)
     A shares                                             (17,054,988)                     (56,536,716)
                                                   -------------------                 ----------------
Increase (Decrease) from Capital Share Transactions       (21,999,763)                      17,628,540
                                                   -------------------                 ----------------

Increase (Decrease) in Net Assets                         (22,031,987)                      20,424,500

NET ASSETS
Beginning of period                                       108,874,418                       88,449,918
                                                   -------------------                 ----------------
End of period (a)                                        $ 86,842,431                    $ 108,874,418
                                                   ===================                 ================

SHARE ACTIVITY
Sale of shares:
     Institutional shares                                   3,831,677                        5,417,637
     A shares                                                 570,854                        4,476,281
Reinvestment of distributions:
     Institutional shares                                      22,670                           27,436
     A shares                                                  60,319                          112,548
Redemption of shares:
     Institutional shares                                  (4,928,785)                      (2,987,507)
     A shares                                              (1,584,780)                      (5,398,286)
                                                   -------------------                 ----------------
Increase (Decrease) from Capital Share Transactions        (2,028,045)                       1,648,109
                                                   ===================                 ================

(a) Accumulated undistributed (distributions in excess of)
net investment income                                       $ 238,862                         $ (7,442)
                                                   -------------------                 ----------------

                                       15
See Notes to Financial Statements.

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     BROWN ADVISORY
                                                      VALUE EQUITY
                                                        FUND (a)
                                                    -----------------

                                                      Period Ended
                                                    December 31, 2003
                                                    -----------------

OPERATIONS
Net investment income (loss)                               $ 326,308
Net realized gain (loss) on investments                    3,469,798
Net change in unrealized appreciation (depreciation)
     on investments                                        8,159,593
                                                    -----------------
Increase (Decrease) in Net Assets Resulting from
     Operations                                           11,955,699
                                                    -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income on investments:
     Institutional shares                                   (314,249)
     A shares                                                 (1,936)
Net realized gain on investments:
     Institutional shares                                 (2,399,726)
     A shares                                                (22,937)
                                                    -----------------
Total Distributions to Shareholders                       (2,738,848)
                                                    -----------------

CAPITAL SHARE TRANSACTIONS Sale of shares:
     Institutional shares                                 56,496,095
     A shares                                                505,992
Contributions from share class merger:
     Institutional shares (Note 8)                           584,705
Reinvestment of distributions:
     Institutional shares                                  2,402,074
     A shares                                                 17,981
Redemption of shares:
     Institutional shares                                 (2,083,268)
     A shares                                                   (500)
Redemptions from share class merger:
     A shares (Note 8)                                      (584,705)
                                                    -----------------
Increase (Decrease) from Capital Share Transactions       57,338,374
                                                    -----------------

Increase (Decrease) in Net Assets                         66,555,225

NET ASSETS
Beginning of period                                                -
                                                    -----------------
End of period (b)                                       $ 66,555,225
                                                    =================

SHARE ACTIVITY
Sale of shares:
     Institutional shares                                  5,111,138
     A shares                                                 44,009
Shares issued in connection with share class merger:
     Institutional shares (Note 8)                            45,467
Reinvestment of distributions:
     Institutional shares                                    192,784
     A shares                                                  1,442
Redemption of shares:
     Institutional shares                                   (175,098)
     A shares                                                    (42)
Shares redeemed in connection with share class merger:
     A shares (Note 8)                                       (45,409)
                                                    -----------------
Increase (Decrease) from Capital Share Transactions        5,174,291
                                                    =================

(b) Accumulated undistributed (distributions
      in excess of) net investment income                   $ 10,123
                                                    =================

----------------------------------------------------
(a) Fund commenced operations on January 28, 2003.

                                       16
See Notes to Financial Statements.

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   BROWN ADVISORY
                                                INTERNATIONAL FUND (a)
                                                  ------------------


                                                    Period Ended
                                                  December 31, 2003
                                                  ------------------

OPERATIONS
Net investment income (loss)                            $ 1,145,561
Net realized gain (loss) on investments and foreign
     currency transactions                                8,154,116
Net change in unrealized appreciation (depreciation)
     on investments and foreign currency translations    24,722,618
                                                  ------------------
Increase (Decrease) in Net Assets Resulting from
     Operations                                           34,022,295
                                                  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM Net investment income on investments:
     Institutional shares                                (1,332,783)
     A shares                                                  (812)
Net realized gain on investments:
     Institutional shares                                (3,931,769)
     A shares                                                (9,367)
                                                  ------------------
Total Distributions to Shareholders                      (5,274,731)
                                                  ------------------

CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional shares                               102,857,788
     A shares                                               201,466
Contributions from share class merger:
     Institutional shares (Note 8)                          283,702
Reinvestment of distributions:
     Institutional shares                                 3,948,825
     A shares                                                10,179
Redemption of shares:
     Institutional shares                               (16,111,788)
Redemptions from share class merger:
     A shares (Note 8)                                     (283,702)
Redemption fees:
     Institutional shares                                     1,303
                                                  ------------------
Increase (Decrease) from Capital Share Transactions      90,907,773
                                                  ------------------

Increase (Decrease) in Net Assets                       119,655,337

NET ASSETS
Beginning of period                                               -
                                                  ------------------
End of period (b)                                     $ 119,655,337
                                                  ==================

SHARE ACTIVITY
Sale of shares:
     Institutional shares                                10,045,120
     A shares                                                20,062
Shares issued in connection with share class merger:
     Institutional shares (Note 8)                           21,046
Reinvestment of distributions:
     Institutional shares                                   307,381
     A shares                                                   794
Redemption of shares:
     Institutional shares                                (1,495,537)
     A shares                                                     -
Shares redeemed in connection with share class merger:
     A shares (Note 8)                                      (20,856)
                                                  ------------------
Increase from Capital Share Transactions                  8,878,010
                                                  ==================

(b) Accumulated undistributed (distributions
       in excess of) net investment income                $ (3,630)
                                                  ==================

--------------------------------------------------
(a)Fund commenced operations on January 28, 2003.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                                                SELECTED DATA FOR A SINGLE SHARE
                         -----------------------------------------------------------------------------------------------------------

                           Beginning                  Net                    Distributions                                  Ending
                                                                   ----------------------------------
                         Net Asset         Net       Realized and from Net     in excess        Return                     Net Asset
                         Value Per      Investment   Unrealized   Investment   Investment         of     Redemption        Value Per
                           Share          Income       Gain (Loss)  Income       Income         Capital     Fees (b)          Share
------------------------------------------------------------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE BOND FUND
Year/Period Ended
December 31, 2003
     Institutional Shares    $10.92         0.41        0.01     (0.42)            -               -         -               $ 10.92
     A Shares                 10.76         0.40       (0.02)    (0.38)            -               -         -                 10.76

December 31, 2002
     Institutional Shares     10.65         0.52(b)     0.25(b)  (0.50)            -               -         -                 10.92
     A Shares                 10.49         0.49(b)     0.25(b)  (0.47)            -               -         -                 10.76

December 31, 2001
     Institutional Shares     10.42         0.60        0.25     (0.62)            -               -         -                 10.65
     A Shares                 10.28         0.56        0.25     (0.60)            -               -         -                 10.49

December 31, 2000
     Institutional Shares     10.08         0.64        0.32     (0.62)            -               -         -                 10.42
     A Shares                  9.95         0.61        0.32     (0.60)            -               -         -                 10.28

December 31, 1999
     Institutional Shares     10.60         0.61       (0.51)    (0.60)            -           (0.02)        -                 10.08
     A Shares                 10.48         0.57       (0.50)    (0.59)            -           (0.01)        -                  9.95

------------------------------------------------------------------------------------------------------------------------------------


BROWN ADVISORY VALUE EQUITY FUND (F)
Year/Period Ended
December 31, 2003
     Institutional Shares(g) $l0.00         0.07        3.38     (0.07)        (0.52)               -         -              $ 12.86

------------------------------------------------------------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND (I)
Year/Period Ended
December 31, 2003
     Institutional Shares(g) $l0.00         0.15        3.96      (0.17)       (0.46)               -         - (j)          $ 13.48

------------------------------------------------------------------------------------------------------------------------------------

(a)  All ratios for  periods  less than a year are annualized.
(b)  Calculated using the average  share  method.
(c)  Total return excludes the effect of sales  charges for A Shares.
(d) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements.
(e)  This ratio excludes custody credits.
(f) Effective December 31, 2003, A Shares were reclassified into Institutional Shares. For the period February 17, 2003 (commencement of operations) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expense and net expense ratios were 10.83% and 1.25%, respectively.
(g)  Commencement  of  operations  January 28, 2003.
(h)  Total Return is from inception to date.
(i)  Effective   December  31,   2003,   A   Shares   were   reclassified   into
     Institutional Shares. For the period January 28, 2003 (commencement of operations) through December 31, 2003, the cumulative inception-to-date return was 41.38%. For the aforementioned period, the annualized gross expense and net expense ratios were 14.26% and 1.50%, respectively.
(j)  Less than $0.01 per share.

                                       18
See Notes to Financial Statements.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      RATIOS/SUPPLEMENTAL DATA
                                 ---------------------------------------------------------------
                                  Assets at                  Ratios to
                                    End of            Average Net Assets (a)
                                            ----------------------------------------
                                    Period        Net                                   Portfolio
                          Total     (000's     Investment      Net           Gross      Turnover
                          Return(c) Omitted)      Income      Expenses     Expenses(d)    Rate
------------------------------------------------------------------------------------------------

BROWN ADVISORY INTERMEDIATE BOND FUND
Year/Period Ended
December 31, 2003
     Institutional Shares    3.91%     $ 66,533        3.77%        0.48%         0.61%     69%
     A Shares                3.59%       20,309        3.52%        0.73%         1.03%     69%

December 31, 2002
     Institutional Shares    7.43%       78,309        4.84%        0.45%         0.61%     40%
     A Shares                7.24%       30,565        4.59%        0.70%         0.91%     40%

December 31, 2001
     Institutional Shares    8.36%       50,160        5.60%        0.45%         0.65%     47%
     A Shares                8.03%       38,290        5.36%        0.70%         0.90%     47%

December 31, 2000
     Institutional Shares    9.91%       45,758        6.34%        0.45% (e)     0.73% (e) 38%
     A Shares                9.68%       39,173        6.07%        0.70% (e)     0.98% (e) 38%

December 31, 1999
     Institutional Shares    1.02%       40,617        5.88%        0.45%         0.68%     47%
     A Shares                0.70%       42,559        5.63%        0.70%         0.93%     47%

--------------------------------------------------------------------------------------------

BROWN ADVISORY VALUE EQUITY FUND (F)
December 31, 2003
     Institutional Shares(g) 34.79% (h) $ 66,555        1.04%        1.00%         1.49%     71%

--------------------------------------------------------------------------------------------

BROWN ADVISORY INTERNATIONAL FUND (I)
December 31, 2003
     Institutional Shares(g) 41.77% (h)$ 119,655        1.35%        1.25%         1.37%     66%

--------------------------------------------------------------------------------------------

                                       19
See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund (each a "Fund"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has nineteen investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the "Predecessor Fund"), another registered open-end, management investment company, was reorganized into Brown Advisory Intermediate Bond Fund. The net assets of Brown Advisory Intermediate Bond Fund on September 20, 2002 were $108,419,081. Each shareholder of each class of the Predecessor Fund received one share of the corresponding class of Brown Advisory Intermediate Bond Fund. The financial highlights reflect the historical operations of the Predecessor Fund prior to September 20, 2002. Institutional Shares and A Shares of the Predecessor Fund commenced operations on November 2, 1995 and May 13, 1991, respectively.

A Shares of each Fund have a front-end sales charge for purchases less than $1 million, and a deferred sales charge of up to 1% on purchases of $1 million or more that are liquidated in whole or in part within two years of purchase. Institutional Shares of each Fund do not have a front-end sales charge or a deferred sales charge.

Brown Advisory Intermediate Bond Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Brown Advisory Value Equity Fund seeks to achieve capital appreciation. Brown Advisory International Fund seeks maximum long-term total return consistent with reasonable risk to principal.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Advisor believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's Investment Advisor, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at the day's forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

FORWARD FOREIGN CURRENCY CONTRACTS - Brown Advisory International Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying securities or possible adverse movements on foreign exchange rates. Brown Advisory International Fund did not hold any forward foreign currency contracts for the year ended December 31, 2003.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid at least monthly by Brown Advisory Intermediate Bond Fund and declared and paid at least quarterly by Brown Advisory Value Equity Fund and Brown Advisory International Fund. For each Fund, net capital gains, if any, are declared and paid to shareholders at least annually.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by each Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

As of December 31, 2003, Brown Advisory Intermediate Bond Fund has capital loss carryovers to offset future capital gains of $35,124, $288,040 and $768,514 expiring in December 2004, December 2007 and December 2008, respectively.

For tax purposes, Brown Advisory International Fund has a current year deferred post-October currency loss of $3,630. This loss will be recognized for tax purposes on the first day of the following tax year.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                            ACCUMULATED           UNDISTRIBUTED NET
                                                NET                     REALIZED               PAID-IN
                                            INVESTMENT                 GAIN/(LOSS)             CAPITAL
                                              INCOME
                                            ---------               --------------             ---------
Brown Advisory Intermediate Bond Fund      $  246,372                    $(4,342)             $(242,030)
Brown Advisory International Fund             184,404                   (184,404)                     -


EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. The Funds' class specific expenses include transfer agent fees and certain other expenses as determined by the Trust's Board. A Shares also incur distribution fees.

REDEMPTION FEES - Each Fund assesses a redemption fee on Institutional Shares of 1% of the net asset value of shares redeemed if the shares are owned less than 180 days. For the fiscal year ended December 31, 2003, the Trust's Board determined not to assess redemption fees for Brown Advisory Value Equity Fund and Brown Advisory International Fund. The amount shown on the statement of changes for Brown Advisory International Fund represents redemption fees assessed to certain shareholders of the Fund. The redemption fees assessed to theses shareholders for the fiscal year ended December 31, 2003, will be reimbursed by the Advisor or Administrator.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated ("Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company, is the investment advisor of each Fund. Brown manages each Fund's portfolio of assets. Brown receives an advisory fee from Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund at an annual rate of 0.35%, 0.75% and 1.00% respectively, of each Fund's average annual daily net assets. Philadelphia International Advisors LP ("PIA") is the sub-advisor for Brown Advisory International Fund. PIA makes decisions regarding the investment and reinvestment of the Fund's assets, and receives a fee from Brown for services provided to the Fund.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTOR - Forum Fund Services, LLC is each Fund's distributor (the "Distributor"). The Distributor is not affiliated with Brown, PIA, with Citigroup or its affiliated companies. The Distributor receives no compensation from the Funds for its distribution services. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to A Shares, each Fund pays the Distributor at an annual rate of up to 0.25% of the average daily net assets of A Shares. The Distributor may pay any or all amounts of these payments to various financial institutions, including Brown, that provide distribution and shareholder servicing to their customers who invest in the A Shares. The Distributor is only entitled to collect fees as reimbursement of amounts it expects under the Distribution Plan.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

For the year ended December 31, 2003, the Distributor received $1,271, $1,859 and $1,025 as its portion of the front-end sales charges on the sale of A Shares of Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund, respectively.

CUSTODY - Effective July 9, 2003, Brown Investment Advisory & Trust Company ("BIATC"), an affiliate of the Advisor, is the custodian for Brown Advisory Value Equity Fund and, for its services, receives a fee based on a percentage of Brown Advisory Value Equity Fund's average daily net assets plus an annual account fee and certain other transaction fees. BIATC earned and subsequently waived $28,977 in custody fees for the period July 9, 2003 through December 31, 2003.

Certain Trustees and Officers of the Trust are Trustees or Officers of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Brown has contractually agreed to waive a portion of its fees and/or reimburse expenses of Brown Advisory Intermediate Bond Fund through September 30, 2003, to the extent necessary, to limit expenses to 0.45% and 0.70% of average daily net assets of the Institutional Shares and A Shares, respectively. Brown has contractually agreed to waive a portion of its fees and/or reimburse expenses of Brown Advisory Value Equity Fund and Brown Advisory International Fund through December 31, 2003, to the extent necessary, to limit expenses to 1.00% and 1.25%, respectively, of Institutional Shares' average daily net assets and 1.25% and 1.50%, respectively, of the A Shares' average daily net assets. Citigroup voluntarily waived a portion of its fee for the year ended December 31, 2003. BIATC has contractually agreed to waive all custody fees for Brown Advisory Value Equity Fund through April 30, 2005.

For the year ended December 31, 2003, fees waived and expenses reimbursed were as follows:

                                                                                                  TOTAL FEES WAIVED
                                            BROWN          BROWN          BIATC      CITIGROUP      AND EXPENSES
                                            WAIVED       REIMBURSED       WAIVED      WAIVED          REIMBURSED
                                            ------       ---------        ------      -------        --------------
Brown Advisory Intermediate Bond Fund     $ 127,779      $ 44,167          $  -      $  1,922          $ 173,868
Brown Advisory Value Equity Fund            114,295        25,673        28,977        12,195            181,140
Brown Advisory International Fund            99,626        26,713             -        1,656             127,995

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities (including maturities), other than short-term investments, for the year ended December 31, 2003 were as follows:


                                                             PROCEEDS FROM SALES
                                        COST OF PURCHASES      AND MATURITIES
                                        -----------------    -------------------
Brown Advisory Intermediate Bond Fund    $  61,137,533          $  67,366,291
Brown Advisory Value Equity Fund            73,801,346             23,114,265
Brown Advisory International Fund          139,905,753             57,648,019

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

For federal income tax purposes, the tax cost basis of investment securities, net unrealized appreciation of investments, aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value as of December 31, 2003, were as follows:

                                                                                                     NET UNREALIZED
                                                               UNREALIZED            UNREALIZED       APPRECIATION
                                                  COST        APPRECIATION         DEPRECIATION      (DEPRECIATION)
                                                 ------       ------------         ------------       -------------
Brown Advisory Intermediate Bond Fund         $ 84,204,865    $  2,487,299         $  219,386         $  2,267,913
Brown Advisory Value Equity Fund                58,680,782       8,287,796            164,999            8,122,797
Brown Advisory International Fund               94,736,255      25,354,657            647,777           24,706,880

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:


                                                                                       UNREALIZED
                                             UNDISTRIBUTED        CAPITAL AND         APPRECIATION
                                            ORDINARY INCOME       OTHER LOSSES       (DEPRECIATION)          TOTAL
                                            ---------------       -----------        -------------           -----
Brown Advisory Intermediate Bond Fund       $   238,862           $(1,091,678)          $2,267,913        $ 1,415,097
Brown Advisory Value Equity Fund              1,094,054                     -            8,122,797          9,216,851
Brown Advisory International Fund             4,028,576                     -           24,706,880         28,735,456


The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the wash sales reallocations.

The tax character of distributions paid during 2003 and 2002 were as follows:

                             BROWN ADVISORY             BROWN ADVISORY              BROWN ADVISORY
                       INTERMEDIATE BOND FUND         VALUE EQUITY FUND          INTERNATIONAL FUND
                       ----------------------         -----------------          ------------------
                        2003           2002            2003        2002           2003         2002
                        ----           ----            ----        ----           ----         ----
Ordinary Income      $3,822,497     $4,644,444     $2,738,848      $  -         $5,274,731      $ -

NOTE 7.  SHARE CLASS RECLASSIFICATIONS

Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund. Thereafter, upon the recommendation of Brown Investment Advisory & Trust Company management, the Board of Trustees approved the reclassification of the interests of shareholders of the A Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund into Institutional Shares of Brown Advisory Value Equity Fund and Brown Advisory International Fund as reflected on the Statements of Changes. The foregoing share class reclassifications were effected on December 31, 2003.

NOTE 8.  PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 540-6807. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and
Shareholders of Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund:

We have audited the accompanying statements of assets and liabilities of Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund (the "Funds"), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2004

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE FISCAL YEAR
Brown Advisory Intermediate Bond Fund, Brown Advisory Value Equity Fund and Brown Advisory International Fund paid income dividends of $3,822,497, $2,738,848 and $5,274,731, respectively for the tax year ended December 31, 2003.

There were no long-term capital gain dividends paid by the Fund for the tax year ended December 31, 2003.

FEDERAL INCOME TAX INFORMATION
For federal income tax purposes, dividends from short-term capital gain are classified as ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") are also presented below for the applicable Funds.


                                                    DRD%       QDI%
                                                    ----       ----
Brown Advisory Intermediate Bond Fund                 -            -
Brown Advisory Value Equity Fund                  16.12%      12.44%
Brown Advisory International Fund                     -       26.22%

SPECIAL 2003 TAX INFORMATION
Brown Advisory International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended December 31, 2003. In accordance with current tax laws, the foreign tax per share (for a share outstanding December 31, 2003) is as follows:

Country               Dividends            Foreign Tax
-------               ---------            -----------
Australia               0.0000             -
Canada                  0.0033             0.0006
Chile                   0.0006             0.0002
France                  0.0180             0.0055
Germany                 0.0294             0.0056
Greece                  0.0201             -
Hong Kong               0.0112             -
India                   0.0004             -
Ireland                 0.0156             0.0016
Japan                   0.0071             0.0011
Mexico                  0.0046             -
Netherlands             0.0161             0.0032
Singapore               0.0098             0.0027
Spain                   0.0102             0.0018
Switzerland             0.0089             0.0021
United Kingdom          0.0677             0.0082


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The address of each person listed is Two Portland Square, Portland, ME 04101. The Fund Complex includes the Trust and three other investment companies for which Citigroup Fund Services ("Citigroup") provides services. Each Board member (except for John Y. Keffer), oversees twenty-four portfolios in the Fund Complex. Mr. Keffer oversees twenty-five portfolios in the Fund Complex. Mr. Keffer is considered an interested Trustee due to his affiliation with Forum Fund Services, LLC, the Fund's underwriter. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John Y. Keffer                        Principal Occupations: President, Citigroup Global Transaction Services, Fund
Birth Date: July 15, 1942             Services ("Citigroup GTS") (a fund services company) since 2003; President and owner
Chairman                              of Forum Fund Services, LLC; President, Forum Financial Group, LLC ("Forum') (a fund
Began serving: 1989                   services company acquired by Citigroup GTS in 2003) 1989 - 2003.
                                      Other Directorships: Monarch Funds; The Cutler Trust (registered investment companies)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Costas Azariadis                      Principal Occupations: Professor of Economics, University of California-Los Angeles;
Birth Date: February 15, 1943         Visiting Professor of Economics, Athens University of Economics and Business 1998
Began serving: 1989                   -1999.
                                      Other Directorships: Monarch Funds (registered investment companies)
------------------------------------------------------------------------------------------------------------------------------------

James C. Cheng                        Principal Occupation: President, Technology Marketing Associates (marketing company
Birth Date: July 26, 1942             for small- and medium-sized businesses in New England).
Began serving: 1989                   Other Directorships: Monarch Funds (registered investment companies)
------------------------------------------------------------------------------------------------------------------------------------

J. Michael Parish                     Principal Occupations:  Retired;  Partner, Wolf, Block, Schorr and Solis-Cohen  LLP
Birth Date:  November 9, 1943         Began (law firm) 2002 - 2003; Partner,  Thelen  Reid & Priest LLP (law firm) 1995 - 2002.
Began serving:  1989                  Other Directorships: Monarch Funds (registered investment companies)
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
David I. Goldstein                   Principal Occupations: Director, Citigroup GTS since 2003; Director of Business &
Birth Date: August 3, 1961           Product Development, Forum 1999 - 2003.  President/Assistant Secretary of one other
President                            investment company within the Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

Beth P. Hanson                       Principal Occupation: Relationship Manager, Citigroup GTS since 2003; Relationship
Birth Date: July 15, 1966            Manager, Forum 1999 - 2003.  Vice President/Assistant Secretary of one other investment
Vice President and Assistant         company within the Fund Complex.  Secretary of one other investment company within the
Secretary                            Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

Stacey E. Hong                       Principal Occupation: Director, Fund Accounting, Citigroup GTS since 2003; Director,
Birth Date: May 10, 1966             Forum Accounting Services, LLC (fund accountant acquired by Citigroup GTS in 2003) 1998
Treasurer                            - 2003.  Treasurer of three other investment companies within the Fund Complex.
------------------------------------------------------------------------------------------------------------------------------------

Leslie K. Klenk                      Principal Occupation: Counsel, Citigroup GTS since 2003; Counsel, Forum 1998 - 2003.
Birth Date:  August 24, 1964         Secretary of one other investment company within the Fund Complex.
Secretary
------------------------------------------------------------------------------------------------------------------------------------

                                     [LOGO]
                                       B
                                 BROWN ADVISORY


                               INVESTMENT ADVISER
                     Brown Investment Advisory Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112

                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

       This report is authorized for distrbution only to shareholders and to others who have received a copy of the Funds' prospectus.

                                  [LOGO-globe]
                            POLARIS GLOBAL VALUE FUND



                                  ANNUAL REPORT
                                December 31, 2003






                                     POLARIS
                            CAPITAL MANAGEMENT, INC.
                           HTTP://WWW.POLARISFUNDS.COM
                                  (888)263-5594

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----

A Message to Our Shareholders................................................  1

Performance Chart and Analysis...............................................  4

Schedule of Investments......................................................  5

Statement of Assets and Liabilities..........................................  7

Statement of Operations......................................................  8

Statements of Changes in Net Assets..........................................  9

Financial Highlights......................................................... 10

Notes to Financial Statements................................................ 11

Independent Auditors' Report................................................. 16

Additional Information....................................................... 17

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------



Dear Fellow Shareholder,                                            January 2004

The Polaris Global Value Fund's (the "Fund") 2003 annual return of 47.06% strongly exceeded the annual return of the MSCI World (net) Index which was 33.11%. Equity markets worldwide experienced very strong returns in 2003.

The following table summarizes performance for various reporting periods. The Fund continues to maintain a satisfactory performance margin over its benchmark for the inception-to-date and shorter time periods. The Fund's management reports that performance in excess of market returns has been delivered with lower than market risk as measured by the beta statistic (measures volatility) of monthly returns. The beta of the monthly returns since inception relative to the MSCI World Index and the S&P 500 Index is 0.78 and 0.74 respectively.

                             -------------------------------------------------------------------------------------------------------
                                                     2003                                        AS OF DECEMBER 31, 2003
                             -------------------------------------------------------------------------------------------------------
                               YTD       QI          QII       QIII       QIV      1 YR       3 YRS      5 YRS      10 YRS     ITD
                             -------------------------------------------------------------------------------------------------------

POLARIS GLOBAL VALUE FUND    47.06%   (6.27)%       24.42%     9.92%     14.72%   47.06%      15.99%    11.36%     12.75%     11.30%
MSCI World Index,
 net dividends reinvested    33.11%   (5.06)%       17.04%     4.84%     14.26%   33.11%      (3.92)%   (0.77)%     7.14%      6.14%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEB SITE AT WWW.POLARISFUND.COM. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGES 3 AND 4 FOR ADDITIONAL FUND PERFORMANCE AND RELATED DISCLOSURE.

2003 PERFORMANCE ANALYSIS:
--------------------------
Broad gains throughout the portfolio accounted for strong annual results for 2003. Less than 10 investments in the Fund declined in 2003. The following table illustrates the breadth of performance on a country/regional basis:

---------------------- ----------------- ------------- --------------
                          Percent of       Return on       MSCI
                         Dec. 31, 2003      Fund's       Benchmark
Country                   Fund Assets      Holdings       Return
---------------------- ----------------- ------------- --------------
U.S.                         42%             49%            29%
---------------------- ----------------- ------------- --------------
Europe (ex UK)               21%             52%            22%
---------------------- ----------------- ------------- --------------
Britain                      11%             63%            32%
---------------------- ----------------- ------------- --------------
S. Korea                      4%             73%            36%
---------------------- ----------------- ------------- --------------
South Africa                  4%             14%            46%
---------------------- ----------------- ------------- --------------
Hong Kong                     3%             123%           38%
---------------------- ----------------- ------------- --------------
Norway                        1%             41%            49%
---------------------- ----------------- ------------- --------------
Canada                        1%             40%            55%
---------------------- ----------------- ------------- --------------

Equity markets rebounded strongly in 2003. One contrarian's year-end investment strategy suggests that investors seek out the worst performing countries, industries, and stocks for the last year. The basic premise: many of last year's worst performers are next year's best performers. But in 2003 it is difficult to find any markets that declined. In the extended market universe the only markets that declined were secondary markets including Costa Rica, Greece, and Zimbabwe.

Securities with material gains in 2003 included companies in the technology and telecommunications sectors such as Amkor Technology, Inc. (+362%), Total Access Communication (+226%), ASM Pacific Technology (+138%), Samsung SDI Co., Ltd. (+108%), and Teradyne, Inc. (+77%). Several of these holdings were reduced as the valuations were fully priced. Gains among six British homebuilders ranged from 42% to 90% - one homebuilder

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


was sold to invest in a larger company. Continental AG rose over 150% on the back of continued earnings growth and a depressed prior year valuation.

U.S. healthcare positions also rose including Pacificare Health Systems (+137%) and Anthem Inc. Anthem agreed to a merger with Wellpoint Health Networks (both portfolio holdings). Four of the Fund's U.S. bank investments agreed to be acquired and one Norwegian bank will purchase a competitor subject to certain divestiture requirements.

The portfolio also experienced losses in several companies including the Taiwanese LCD component maker AU Optronics, Payless Shoesource, Central Parking, Palabora Mining Company, and Parmalat Finanziaria SPA. Payless Shoesource faced increased competition in the tough U.S. retail market as large department stores cut prices on brand name shoes and sneakers, making Payless' discount off-brand offerings relatively less attractive. Central Parking continues to be affected by lower business activity and less tourist and entertainment related travel.

Parmalat's valuation when the Polaris research process initially identified the company was low due to concerns about transparency and governance. Therefore these issues were scrutinized prior to investment. Parmalat's management traveled to meet in-person with investors and claimed that not only were these issues being addressed, but that free cash flow was being used to reduce debt and lower financial risk going forward. Questions about cash flow and the quality of the firm's liquidity were main topics of discussion at meetings and in other communications with Parmalat's management; both were important aspects of the Polaris research process and analyses, however, audited financial statements and notes thereto were presented in such a way as to confirm the cash flow and debt reduction claims of management. The following quotes from the credit reporting agency Standard and Poor's in the December 23rd Financial Times further illustrate efforts to deceive the investment community: "We rely on the honesty and truthfulness of public audited information and private information. We are not empowered or able to detect fraud. We are neither auditors nor regulators. We got 30 pages of responses to the very detailed questions we asked. These were not general reassurances. This was cast-iron information from the company and its advisers. We appear to have been utterly misled."

Despite funds and debts being misdirected, we believe the brand value of Parmalat products is substantial and the 36,000 workforce that delivers basic necessities to grocery stores in over 30 countries is worth more than its current $80 million value. There appears to be a positive probability that the Italian regulatory authorities will discover the whereabouts of misappropriated funds and will determine if inter-company debts are valid claims against assets. If there is positive news, the equity valuations may be intact. Moreover, the company's divisions appear to be operating normally.

The following table shows the Fund's asset allocation at December 31, 2003.

                                                     Polaris Global Value Fund Asset Allocation
                --------------------------------------------------------------------------------------------------------------------
                   WORLD
                  MARKET   Portfolio                                             Consumer    Consumer  Health            Information
                 WEIGHTING Weighting  Energy  Utilities  Materials  Industrials Discretion'y Staples    Care  Financials  Technology
                           ---------------------------------------------------------------------------------------------------------
N. America         57.63%    42.37%    0.00%    1.32%      1.39%       6.13%       6.71%      0.00%     6.79%  17.13%      0.96%
Japan               9.05%     4.02%    2.66%    0.00%      0.00%       1.36%       0.00%      0.00%     0.00%   0.00%      0.00%
Other Asia          3.26%     8.87%    0.00%    0.00%      1.71%       0.00%       0.00%      0.00%     0.00%   0.00%      6.30%
Europe             27.87%    25.64%    2.79%    0.00%      1.73%       3.51%      13.87%      0.05%     0.00%   2.68%      1.01%
Scandinavia         2.19%     8.75%    0.00%    0.00%      3.09%       4.52%       0.00%      0.00%     0.00%   1.14%      0.00%
Africa & S.America  0.00%     4.56%    1.33%    0.00%      3.23%       0.00%       0.00%      0.00%     0.00%   0.00%      0.00%
Cash                0.00%     5.79%    0.00%    0.00%      0.00%       0.00%       0.00%      0.00%     0.00%   0.00%      0.00%
                           -----------------------------------------------------------------------------------------------------
Industry Totals             100.00%    6.78%    1.32%     11.15%      15.52%      20.58%      0.05%     6.79%  20.95%      8.27%
                           =====================================================================================================
MARKET WEIGHTING  100.00%              7.22%    3.63%      4.94%       9.83%      12.03%      9.13%    11.46%  23.67%     12.96%
                  -------            -------------------------------------------------------------------------------------------


                            Telecom
                            Services    Other      Cash
                          ---------------------------------
N. America                   1.94%      0.00%      0.00%
Japan                        0.00%      0.00%      0.00%
Other Asia                   0.86%      0.00%      0.00%
Europe                       0.00%      0.00%      0.00%
Scandinavia                  0.00%      0.00%      0.00%
Africa & S.America           0.00%      0.00%      0.00%
Cash                         0.00%      0.00%      5.79%
                           --------------------------------
Industry Totals              2.80%      0.00%      5.79%
                           ================================
Market Weighting             5.13%      0.00%      0.00%
                           --------------------------------


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


The Polaris research process has always relied on primary source data including discussions with company management teams. The assimilation of this primary source information supports the view expressed last quarter that production bases will continue to move to low-cost countries - a transformation that will continue to put pressure on prices and jobs in developed countries. The theory of international trade postulates that, as countries all work to produce goods and services at the lowest possible costs, the whole world economy benefits and ultimately grows. But the development of low-cost countries in the world market economy will have a profound impact on developed world economies. Markets will likely experience disruption in the next five to 10 years. Human capital, or the present value of a person's future wages and earnings, may be threatened in developed countries such as the U.S. and Europe as jobs move to low-cost countries.

At Polaris Capital, we are acutely aware of all issues affecting the Fund and we have a professional as well as personal motivation to ensure the Fund's future success - the investment team has nearly all of their liquid net worth invested in the funds managed by the firm. Our priority is to help manage wealth sources, navigate markets to select companies that will prosper in the next 10 years, and to produce satisfactory risk adjusted returns for our clients and ourselves.
As always, we welcome your questions and comments.


Sincerely,

/s/ Bernard R. Horn, Jr.

Bernard R. Horn, Jr.
Portfolio Manager

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than original cost. Total returns include reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower. THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The views in this report were those of the Fund manager as of December 31, 2003, and may not reflect the views of the manager on the date this letter is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. (02/04)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital
International  World Index  ("MSCI"),  over the past 10 fiscal  years.  The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call (888) 263-5594. Visit the Fund's Web site at www.polarisfunds.com

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03     ONE YEAR    FIVE YEAR    TEN YEAR
------------------------------------------     --------    ---------    --------
Polaris Global Value Fund                        47.06%      11.36%      12.75%
MSCI                                             33.11%      (0.77)%      7.14%

INVESTMENT VALUE ON 12/31/03
-----------------------------
Polaris Global Value Fund                       $   33,192
MSCI                                            $   19,934


[EDGAR Representation of Graph Chart

             Comparison of Change in Value of a $10,000 Investment


DATE               POLARIS GLOBAL VALUE FUND            MSCI
----               -------------------------            ----
      12/31/1993                      10,000          10,000
       1/31/1994                      10,411          10,657
       2/28/1994                      10,200          10,517
       3/31/1994                       9,710          10,061
       4/30/1994                       9,655          10,370
       5/31/1994                       9,766          10,394
       6/30/1994                       9,683          10,363
       7/31/1994                      10,034          10,558
       8/31/1994                      10,319          10,873
       9/30/1994                       9,958          10,585
      10/31/1994                      10,072          10,884
      11/30/1994                       9,691          10,409
      12/31/1994                       9,722          10,508
       1/31/1995                       9,600          10,347
       2/28/1995                       9,944          10,496
       3/31/1995                      10,246          10,999
       4/30/1995                      10,705          11,380
       5/31/1995                      10,893          11,475
       6/30/1995                      11,428          11,468
       7/31/1995                      11,989          12,040
       8/31/1995                      12,129          11,769
       9/30/1995                      12,632          12,109
      10/31/1995                      12,558          11,916
      11/30/1995                      12,785          12,327
      12/31/1995                      12,815          12,685
       1/31/1996                      12,730          12,912
       2/29/1996                      12,953          12,988
       3/31/1996                      13,099          13,201
       4/30/1996                      13,754          13,509
       5/31/1996                      14,136          13,518
       6/30/1996                      13,989          13,583
       7/31/1996                      13,429          13,101
       8/31/1996                      13,983          13,248
       9/30/1996                      14,517          13,764
      10/31/1996                      14,591          13,858
      11/30/1996                      15,582          14,632
      12/31/1996                      15,806          14,395
       1/31/1997                      16,552          14,565
       2/28/1997                      16,577          14,730
       3/31/1997                      16,466          14,436
       4/30/1997                      16,980          14,905
       5/31/1997                      18,394          15,822
       6/30/1997                      19,834          16,609
       7/31/1997                      21,633          17,371
       8/31/1997                      21,250          16,206
       9/30/1997                      22,744          17,084
      10/31/1997                      21,343          16,182
      11/30/1997                      21,049          16,466
      12/31/1997                      21,268          16,664
       1/31/1998                      21,253          17,125
       2/28/1998                      22,375          18,281
       3/31/1998                      23,120          19,050
       4/30/1998                      23,654          19,233
       5/31/1998                      23,006          18,989
       6/30/1998                      22,040          19,437
       7/31/1998                      21,764          19,403
       8/31/1998                      17,508          16,813
       9/30/1998                      17,623          17,107
      10/31/1998                      18,658          18,651
      11/30/1998                      19,624          19,757
      12/31/1998                      19,385          20,719
       1/31/1999                      18,844          21,170
       2/28/1999                      18,491          20,604
       3/31/1999                      18,632          21,459
       4/30/1999                      21,126          22,302
       5/31/1999                      20,256          21,484
       6/30/1999                      21,738          22,483
       7/31/1999                      22,161          22,412
       8/31/1999                      22,067          22,369
       9/30/1999                      21,197          22,149
      10/31/1999                      21,597          23,298
      11/30/1999                      21,432          23,950
      12/31/1999                      22,585          25,886
       1/31/2000                      21,698          24,400
       2/29/2000                      20,534          24,463
       3/31/2000                      21,597          26,151
       4/30/2000                      21,268          25,042
       5/31/2000                      21,141          24,405
       6/30/2000                      21,774          25,224
       7/31/2000                      21,546          24,511
       8/31/2000                      22,433          25,305
       9/30/2000                      20,964          23,957
      10/31/2000                      20,407          23,552
      11/30/2000                      19,901          22,119
      12/31/2000                      21,270          22,474
       1/31/2001                      22,692          22,907
       2/28/2001                      22,424          20,969
       3/31/2001                      21,619          19,588
       4/30/2001                      22,799          21,032
       5/31/2001                      23,041          20,758
       6/30/2001                      22,585          20,104
       7/31/2001                      22,102          19,836
       8/31/2001                      22,129          18,881
       9/30/2001                      18,642          17,214
      10/31/2001                      19,205          17,543
      11/30/2001                      21,002          18,578
      12/31/2001                      21,741          18,693
       1/31/2002                      22,175          18,125
       2/28/2002                      23,532          17,966
       3/31/2002                      25,650          18,757
       4/30/2002                      26,491          18,119
       5/31/2002                      26,382          18,150
       6/30/2002                      25,324          17,045
       7/31/2002                      22,745          15,607
       8/31/2002                      22,990          15,634
       9/30/2002                      21,171          13,912
      10/31/2002                      21,660          14,938
      11/30/2002                      23,152          15,741
      12/31/2002                      22,571          14,976
       1/31/2003                      22,163          14,520
       2/28/2003                      21,537          14,265
       3/31/2003                      21,157          14,218
       4/30/2003                      23,414          15,478
       5/31/2003                      25,453          16,360
       6/30/2003                      26,323          16,641
       7/31/2003                      27,901          16,977
       8/31/2003                      29,097          17,341
       9/30/2003                      28,934          17,446
      10/31/2003                      31,137          18,479
      11/30/2003                      31,980          18,758
      12/31/2003                      33,192          19,934]

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

COMMON STOCK - 91.1%
  Shares           Security Description             Value          Shares        Security Description               Value
-----------  --------------------------------   ---------------  -----------  ---------------------------       ------------

AUTOMOBILES & COMPONENTS - 5.4%                                  ENERGY - 4.0%
  21,400   Continental AG                        $ 814,646         24,300   ENI SpA                                $458,536
  36,500   Ford Motor Co.                          584,000         28,000   Repsol YPF SA                           546,013
  11,400   Peugeot SA                              580,928         33,700   Sasol Ltd.                              479,625
                                                ------------                                                     -----------
                                                 1,979,574                                                        1,484,174
                                                ------------                                                     -----------

BANKS - 20.0%                                                    FOOD, BEVERAGE & TOBACCO - 0.1%
  20,000   ABN Amro Holdings NV                    467,961        140,500   Parmalat Finanziaria SpA#               19,494
  18,100   Abington Bancorp, Inc.                  698,479                                                       -----------
  18,400   Astoria Financial Corp.                 684,480
  36,000   Banco Bilboa Vizcaya Argentaria SA      497,224       HEALTH CARE EQUIPMENT & SERVICES - 5.7%
  22,519   Banknorth Group, Inc.                   732,543          5,700   Anthem, Inc.+                           427,500
  24,148   Center Financial Corp.                  658,033          8,800   Oxford Health Plans, Inc.               382,800
  12,930   Colony Bankcorp, Inc.                   261,833         12,100   Pacificare Health Systems, Inc.+        817,960
  61,600   DNB Holding ASA                         411,111          4,700   Wellpoint Health Networks, Inc.+        455,853
  20,000   Greater Bay Bancorp                     569,600                                                       -----------
  20,700   Hawthorne Financial Corp.+              579,186                                                        2,084,113
  34,000   Horizon Bank & Trust Co.+               561,340                                                       -----------
  15,785   Local Financial Corp.+                  328,959
  14,000   South Financial Group, Inc.             390,040       MATERIALS - 10.9%
  10,860   Webster Financial Corp.                 498,040         70,240   BHP Billiton plc                        613,612
                                                ------------        2,950   Imerys SA                               621,032
                                                 7,338,829          7,100   Impala Platinum Holdings Ltd.           616,929
                                                ------------       44,600   Methanex Corp.+                         501,480
                                                                   40,000   Sappi Ltd.                              545,318
CAPITAL GOODS - 13.0%                                              14,900   Svenska Cellulosa AB Cl. B              608,814
  14,000   Allete, Inc.                            428,400         26,300   UPM-Kymmene Oyj                         501,584
  13,400   Ametek, Inc.                            646,684                                                       -----------
  26,100   CRH plc                                 534,970                                                        4,008,769
  13,579   Draka Holding+                          267,195                                                       -----------
 240,000   FKI plc                                 459,711
  13,200   KCI Konecranes Oyj                      459,535       MEDIA - 1.2%
  10,200   Kone Oyj Cl. B                          585,393         46,100   WPP Group plc                           452,655
  40,000   Maruichi Steel Tube Ltd.                488,570                                                       -----------
   8,400   Trex Co. Inc.+                          319,032
  17,100   YIT-Yhtyma Oyj                          580,209       PHARMACEUTICALS & BIOTECHNOLOGY - 1.0%
                                                ------------       49,000   CuraGen Corp.+                          359,170
                                                 4,769,699                                                       -----------
                                                ------------
                                                                 RETAILING - 1.3%
COMMERCIAL SERVICES & SUPPLIES - 2.2%                               4,200   Sears Roebuck and Co.                   191,058
  24,443   Cendant Corp.+                          544,346         30,800   WESCO International, Inc. +             272,580
  17,900   Central Parking Corp.                   267,247                                                       -----------
                                                ------------                                                        463,638
                                                   811,593                                                       -----------
                                                ------------
                                                                 TECHNOLOGY HARDWARE & EQUIPMENT - 8.1%
CONSUMER DURABLES & APPAREL - 11.6%                                 5,000   Amkor Technology, Inc.+                  91,050
  52,500   Barratt Developments plc                510,327        157,380   ASM Pacific Technology                  689,232
  41,100   Bellway plc                             511,348          2,800   Samsung Electronics Co. Ltd. GDR*       526,400
   8,600   Christian Dior SA                       521,011          6,000   Samsung SDI Co. Ltd.                    707,512
 106,300   Crest Nicholson plc                     588,006         13,500   STMicroelectronics NV                   364,635
  76,000   George Wimpey plc                       507,812         10,000   Teradyne, Inc.+                         254,500
  23,900   Maytag Corp.                            665,615        240,000   Vtech Holdings Ltd.                     341,594
  52,196   Persimmon plc                           501,766                                                       -----------
   9,400   Toro Co.                                436,160                                                        2,974,923
                                                ------------                                                     -----------
                                                 4,242,045
                                                ------------     TELECOMMUNICATION SERVICES - 2.7%
                                                                  170,000   Total Access Communication
                                                                            Public Co. Ltd.+                        307,700
                                                                   19,900   Verizon Communications, Inc.            698,092
                                                                                                                 -----------
                                                                                                                  1,005,792
                                                                                                                 -----------

See Notes to Financial Statments.      5



------------------------------------------------------------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------


  Shares           Security Description             Value                       GEOGRAPHIC DIVERSIFICATION OF EQUITY HOLDINGS**
-----------  --------------------------------   ---------------                 % of Total Equity Holdings:
UTILITIES - 3.9%                                                                 43.5%......................United States of America
   27,600   Kansai Electric Power Co., Inc.        $483,650                      12.2%.................................Great Britain
   21,600   Tokyo Electric Power Co., Inc.          473,640                      6.3%........................................Finland
   20,000   TXU Corp.                               474,400                      6.2%.........................................France
                                                ------------                     4.8%...................................South Africa
                                                  1,431,690                      4.3%..........................................Japan
                                                ------------                     3.6%....................................South Korea
                                                                                 3.1%..........................................Spain
TOTAL COMMON STOCK (COST $23,994,868)            33,426,158                      3.0%......................................Hong Kong
                                                ------------                     2.4%........................................Germany
                                                                                 2.2%....................................Netherlands
PREFERRED STOCK - 0.7%                                                           1.8%.........................................Sweden
    5,409   CP Santa Rosa Corp. +#                      541                      1.6%........................................Ireland
   10,691   Fedders Corp., 8.16%+                   265,244                      1.5%.........................................Canada
                                                ------------                     1.4%..........................................Italy
TOTAL PREFERRED STOCK (COST $481,565)               265,785                      1.2%.........................................Norway
                                                ------------                     0.9%.......................................Thailand

REAL ESTATE INVESTMENT TRUST - 0.6%
    7,000    Equity Office Properties Trust
           (COST $207,933)                          200,550
                                                ------------

SHORT-TERM INVESTMENT - 3.6%
1,319,428 Scudder Cash Management Fund
           (COST $1,319,428)                      1,319,428
                                                ------------

CERTIFICATES OF DEPOSIT - 0.0%
  Principal
   Amount
--------------
    $1,381   Middlesex Savings Bank,
             5.65%, 5/28/04                           1,381
     1,450   Stoneham Savings Bank,
             5.22%, 11/28/04                          1,450
                                                ------------
TOTAL CERTIFICATES OF DEPOSIT (COST $2,831)           2,831
                                                ------------
TOTAL INVESTMENTS IN SECURITIES - 96.0%         $35,214,752
            (COST $26,006,625)
OTHER ASSETS AND LIABILITIES, NET - 4.0%          1,460,167
                                                ------------
TOTAL NET ASSETS - 100.0%                       $36,674,919
                                                ============

------------------------------------------------------------------------------------------------------
GDR Global Depositary Receipt
Cl  Class
+   Non-income producing security
#   Security valued at fair market value pursuant to procedures approved by the Board of Trustees
*   Securities that may be resold to "qualified institutional buyers" under Rule 144A or pursuant to Section 4 (2)
    of the Securities Act of 1933, as amended.  These securities have been determined to be liquid by the advisor pursuant to procedures approved by the Board of Trustees.
**  Equity holdings include Common Stock, Preferred Stock and Real Estate Investment Trust.



See Notes to Financial Statements.     6


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS
 Total investments, at value (Cost $26,006,625)....................................................  $ 35,214,752
 Foreign currency (Cost $1,502,152)................................................................     1,502,152
 Unrealized gain on currency contracts.............................................................         5,182
 Receivables:
   Fund shares sold................................................................................       774,926
   Interest and dividends..........................................................................        30,169
                                                                                                      ------------

Total Assets.......................................................................................    37,527,181
                                                                                                      ------------

LIABILITIES
 Unrealized loss on currency contracts.............................................................            45
 Payables:
   Dividends.......................................................................................         7,673
   Fund shares redeemed............................................................................         9,477
   Payable to custodian............................................................................         1,403
   Investment securities purchased.................................................................       743,680
 Accrued Liabilities:
   Payables to related parties.....................................................................        33,668
   Trustees' fees and expenses.....................................................................            61
   Other expenses..................................................................................        56,255
                                                                                                      ------------

Total Liabilities..................................................................................       852,262
                                                                                                      ------------

NET ASSETS.........................................................................................  $ 36,674,919
                                                                                                      ============

COMPONENTS OF NET ASSETS
 Paid-in capital...................................................................................  $ 27,535,047
 Accumulated undistributed (distributions in excess of) net investment income......................         8,060
 Net realized gain (loss) on investments and foreign currency transactions.........................      (145,221)
 Net realized gain (loss) on options...............................................................        69,261
 Unrealized appreciation (depreciation) of investments and foreign currency translations...........     9,207,772
                                                                                                     -------------

NET ASSETS.........................................................................................  $ 36,674,919
                                                                                                      ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Based on net assets of $36,674,919 and 3,045,060 shares outstanding...............................       $ 12.04
                                                                                                      ============




See Notes to Financial Statements.     7


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes $62,151)..............................................   $ 578,338
                                                                                                                -----------
Total Investment Income......................................................................................     578,338
                                                                                                                -----------

EXPENSES
  Investment advisory fees...................................................................................     255,261
  Administration fees........................................................................................      41,395
  Transfer agency fees.......................................................................................      39,337
  Custody fees...............................................................................................      18,413
  Accounting fees............................................................................................      53,153
  Professional fees..........................................................................................      32,890
  Registration fees..........................................................................................      14,991
  Amortization of organization costs.........................................................................       4,714
  Trustees' fees and expenses................................................................................         934
  Miscellaneous expenses.....................................................................................      13,558
                                                                                                                -----------
Total Expenses...............................................................................................     474,646
  Fees waived................................................................................................     (27,940)
                                                                                                                -----------
Net Expenses.................................................................................................     446,706
                                                                                                                -----------

NET INVESTMENT INCOME (LOSS).................................................................................     131,632
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS

  Net realized gain (loss) on investments....................................................................     608,363
  Net realized gain (loss) on options........................................................................     (61,899)
  Net realized gain (loss) on foreign currency transactions..................................................      (8,382)
                                                                                                                -----------
Net Realized Gain (Loss) on Investments, Options and Foreign Currency Transactions...........................     538,082
                                                                                                                -----------

  Net change in unrealized appreciation (depreciation) on investments........................................   9,380,369
  Net change in unrealized appreciation (depreciation) on foreign currency translations......................      (3,467)
                                                                                                                -----------
Net Change in Unrealized Appreciation (Depreciation) on Investments and
  Foreign Currency Translations..............................................................................   9,376,902
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS..................................................................   9,914,984
                                                                                                                -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..................................................$ 10,046,616
                                                                                                             ==============




See Notes to Financial Statements.     8


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                                     Year Ended               Year Ended
                                                                                  December 31, 2003       December 31, 2002
                                                                                 -------------------     --------------------
OPERATIONS
  Net investment income (loss)..............................................     $           131,632      $          119,967
  Net realized gain (loss) on investments, options
    and foreign currency transactions.......................................                 538,082                  96,692
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........................               9,376,902              (1,026,004)
                                                                                 -------------------     --------------------

Increase (Decrease) in Net Assets Resulting
  from Operations...........................................................              10,046,616                (809,345)
                                                                                 -------------------     --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................................                 (99,718)                (43,895)
  Net realized gain on investments..........................................                (390,854)                      -
                                                                                 -------------------     --------------------

Total Distributions to Shareholders.........................................                (490,572)                (43,895)
                                                                                 -------------------     --------------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares............................................................               8,542,350              25,485,197
  Reinvestment of distributions.............................................                 483,129                  43,155
  Redemption of shares......................................................              (5,249,611)            (18,403,982)
  Redemption fees...........................................................                   2,111                 144,662
                                                                                 -------------------     --------------------
Increase (Decrease) from Capital Share Transactions.........................               3,777,979               7,269,032
                                                                                 -------------------     --------------------
Increase (Decrease) in Net Assets...........................................              13,334,023               6,415,792

NET ASSETS
  Beginning of Period.......................................................              23,340,896              16,925,104
                                                                                 -------------------     --------------------
  End of Period (a).........................................................     $        36,674,919     $        23,340,896
                                                                                 ===================     ====================

SHARE TRANSACTIONS
  Sale of shares............................................................                 769,596               2,710,110
  Reinvestment of distributions.............................................                  40,136                   5,199
  Redemption of shares......................................................                (577,952)             (2,015,422)
                                                                                 -------------------     --------------------

Increase (Decrease) in Shares...............................................                 231,780                 699,887
                                                                                 ===================     ====================


(a)Accumulated undistributed (distributions in excess of)
   net investment income....................................................     $             8,060     $            (6,113)
                                                                                 ===================     ====================




See Notes to Financial Statements.     9


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:


                                                                      JUNE 1, 2001(A)  JUNE 1, 2000  JUNE 1, 1999    JUNE 1,1998(B)
                                    YEAR ENDED         YEAR ENDED            TO             TO              TO            TO
                                 DECEMBER 31, 2003  DECEMBER 31, 2002 DECEMBER 31,2001 MAY 31, 2001  MAY 31, 2000    MAY 31, 1999
                                  ----------------  ----------------- ---------------- ------------- --------------- ---------------

NET ASSET VALUE, BEGINNING OF PERIOD      $    8.30       $     8.01      $     8.59         $   8.35       $   8.61       $  10.00
                                          ----------      ----------      -----------       ----------     ----------      ---------


INVESTMENT OPERATIONS
  Net investment income (loss).............    0.04             0.05             -(c)            0.06           0.07           0.06
  Net realized and unrealized gain (loss)
    on investments, options and
    foreign currency transactions..........    3.86             0.20           (0.48)            0.63           0.32          (1.27)
                                            --------      ----------      -----------       ----------     ----------      ---------
Total from Investment Operations...........    3.90             0.25           (0.48)            0.69           0.39          (1.21)
                                            --------      ----------      -----------       ----------     ----------      ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income....................   (0.03)           (0.02)          (0.06)           (0.02)         (0.31)         (0.04)
  In excess of net investment income.......       -                -           (0.04)               -              -              -
  Net realized gain on investments, options
     and foreign currency transactions.....   (0.13)               -             -              (0.43)         (0.34)         (0.14)
                                            --------      ----------      -----------       ----------     ----------      ---------
Total Distributions to Shareholders........   (0.16)           (0.02)          (0.10)           (0.45)         (0.65)         (0.18)
                                            --------      ----------      -----------       ----------     ----------      ---------

Redemption fee (d).........................      -(c)          0.06               -                -              -              -
                                            --------      ----------      -----------       ----------     ----------      ---------


NET ASSET VALUE, END OF PERIOD............. $ 12.04       $     8.30      $     8.01         $   8.59      $    8.35       $   8.61
                                            ========      ==========      ===========       ==========     ==========      =========

TOTAL RETURN...............................   47.06%            3.82%          (5.64)%           8.98%         4.37%        (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted) $36,675          $23,341         $16,925          $18,501       $19,267        $19,388
Ratios to Average Net Assets
Net investment income (loss)...............    0.52%            0.51%          (0.18)%(e)        0.74%         0.70%          0.63%
Net expenses...............................    1.75%            1.75%           1.75% (e)        1.75%         1.75%          1.75%
Gross expenses (f).........................    1.86%            2.00%           2.24% (e)        2.05%         2.12%          2.06%

PORTFOLIO TURNOVER RATE....................      26%              40%             36%              34%           38%            51%


---------------------------------------------------------------------------------------------------------
(a) Effective  June 1, 2001, the Fund changed its fiscal year end from May 31 to December 31.
(b) Commencement of operations.
(c) Amount rounds to less than $0.01 per share.
(d) Calculated  based on average  shares  outstanding  during the  period.
(e) Annualized.
(f) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.



See Notes to Financial Statements.     10


--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has nineteen investment portfolios. The Fund seeks capital appreciation through investing primarily in common stocks (including ADRs) located worldwide (including emerging market countries). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money Market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

On December 31, 2003, the Fund held the following securities that were valued at fair value:

ISSUER                          INSTRUMENT TYPE    MARKET VALUE  % OF NET ASSETS
------                          ---------------    ------------  ---------------
CP Santa Rosa Corp.             Preferred Stock      $   541           0.0%
Parmalat Finanziaria SpA        Common Stock          19,494           0.1%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at the day's forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from accounting principles generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period. Organization costs were fully amortized as of December 31, 2003.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

For tax purposes, the current year deferred post-October loss was $3,501. This loss will be recognized for tax purposes on the first business day of the Fund's next tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

          Accumulated undistributed (distributions in excess of)
              net investment income                                   $(17,741)
          Accumulated net investment gain (loss)                        17,741

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund collected $2,111 in redemption fees during the fiscal year ended December 31, 2003.

NOTE 3. ADVISORY FEES,SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser manages the Fund's portfolio of assets. The Adviser receives a fee at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services. The Fund did not pay any shareholder service fees pursuant to the plan for the year ended December 31, 2003.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

DISTRIBUTION  -  Forum  Fund  Services,  LLC  is  the  Fund's  distributor  (the
"Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Certain Trustees and Officers of the Trust are Trustees or Officers of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4. WAIVER OF FEES

The Adviser and Citigroup have voluntarily waived fees to limit the Fund's net expenses to 1.75% of the Fund's average net assets. For the year ended December 31, 2003, the Adviser voluntarily waived fees of $17,830 and Citigroup voluntarily waived shareholder service fees of $10,110.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $8,391,034 and $6,393,811, respectively, for the year ended December 31, 2003.

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2003, was $26,112,555, and the net unrealized appreciation of investment securities was $9,102,197. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $10,132,132, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $1,029,935.

NOTE 6. WRITTEN OPTION TRANSACTIONS

                                                         CALLS
                                          --------------------------------------
                                           Principal Amounts
                                              of Contracts          Premiums
                                          -------------------      -----------
OUTSTANDING, DECEMBER 31, 2002                    $    -             $      -
Options written                                      945              174,082
Options terminated in closing transactions          (170)             (48,987)
Options expired                                     (275)             (38,624)
Options exercised                                   (500)             (89,471)
                                                  -------            ---------
OUTSTANDING, DECEMBER 31, 2003                    $    -             $      -
                                                  =======            =========

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 7. CURRENCY CONTRACTS

                                                                  Net Unrealized
                                                Market Value at    Appreciation
                       Settlement  Settlement  December 31, 2003  (Depreciation)
Contracts to Purchase     Date     Value (USD)      (USD)              (USD)
---------------------  ----------  ----------- -----------------   -------------
   133,438 CAD          12/29/03    $ 101,861      $ 103,260          $ 1,399
    82,318 EUR          12/29/03      102,815        103,831            1,016
    77,343 EUR          12/30/03       97,560         97,532              (28)
    80,300 EUR          12/30/03      100,809        101,269              460
    81,865 EUR          12/29/03      102,249        103,260            1,011
    18,797 GBP          12/31/03       33,650         33,633              (17)
    43,381 GBP          12/29/03       77,148         77,627              479
   886,306 SEK          12/30/03      122,333        123,150              817

CAD    Canadian Dollar
EUR    European Euro
GBP    Great British Pound
SEK    Swedish Krona

NOTE 8.  DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, distributable earnings on a tax basis were as follows:

           Undistributed Ordinary Income              $    45,173
           Unrealized Appreciation                      9,101,842
           Undistributed 15% Capital Gains                  1,496
                                                      -----------
           Total                                      $ 9,148,511
                                                      ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the wash sales and Real Estate Investment Trust reallocations.

The tax character of distributions paid during 2003 and 2002 were as follows:

                                               2003              2002
                                            ----------        ----------
              Ordinary Income                $490,572            $43,895

NOTE 9.  PROXY VOTING INFORMATION - UNAUDITED

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------



The Board of Trustees and Shareholders
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of the Polaris Global Value Fund, including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 2000, were audited by other auditors whose report dated July 7, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Polaris Global Value Fund as of December 31, 2003, the results of its operations, the changes in its net assets, and its financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/KPMG LLP

Boston, Massachusetts
February 17, 2004

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 100.0% of the taxable ordinary income distributed as qualifying for the individual qualified dividend rate.

CAPITAL GAIN DIVIDENDS - The Fund did not declare any long-term capital gain dividend for the tax year ended December 31, 2003.

SPECIAL 2003 TAX INFORMATION

The Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its tax year ended December 31, 2003. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2003) is as follows:




COUNTRY            DIVIDENDS    FOREIGN TAX    COUNTRY             DIVIDENDS        FOREIGN TAX
-------            ---------    -----------    -------             ---------        -----------
Canada               0.0064       0.0010       Netherlands           0.0016                -
Finland              0.0205       0.0036       Norway                0.0130           0.0022
France               0.0095       0.0066       South Africa          0.0188                -
Germany              0.0017       0.0018       Spain                 0.0046           0.0013
Hong Kong            0.0094            -       Sweden                0.0038           0.0007
Italy                0.0067       0.0012       United Kingdom        0.0298           0.0033
Republic of Korea    0.0050       0.0011                             ------           ------
                                               Total:                0.1308           0.0228
                                                                     ======           ======



TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Funds. The address of each person listed is Two Portland Square, Portland, ME 04101. The Fund Complex includes the Trust and three other investment companies, which hold themselves out to investors as related companies for purposes of investment and investor services. Each Board member (except for John Y. Keffer), oversees twenty-three portfolios in the Fund Complex. Mr. Keffer oversees twenty-four portfolios in the Fund Complex. Mr. Keffer is considered an interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2003
--------------------------------------------------------------------------------



INTERESTED TRUSTEE

John Y. Keffer                      Principal Occupations: President, Citigroup Global Transaction Services,
Birth Date: July 15, 1942           Fund Services ("Citigroup GTS") (a fund services company) since 2003;
Chairman                            President and owner of Forum Fund Services, LLC;  President, Forum
Began serving: 1989                 Financial Group LLC ("Forum") (a fund services company acquired by
                                    Citigroup GTS in 2003) 1989 - 2003.  Other Directorships: Monarch Funds;
                                    The Cutler Trust (registered investment companies)
----------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Costas Azariadis                   Principal Occupations: Professor of Economics, University of California-Los
Birth Date: February 15, 1943      Angeles; Visiting Professor of Economics, Athens University of Economics and
Began serving: 1989                Business 1998 - 1999. Other Directorships: Monarch Funds (registered investment companies)
----------------------------------------------------------------------------------------------------------------
James C. Cheng                     Principal Occupations: President, Technology Marketing Associates (marketing
Birth Date: July 26, 1942          company for small- and medium-sized businesses in New England).  Other
Began serving: 1989                Directorships: Monarch Funds (registered investment companies)
----------------------------------------------------------------------------------------------------------------
J. Michael Parish                  Principal  Occupations:  Retired Partner,  Wolf, Block, Schorr and  Solis-Cohen
Birth  Date:  November  9,  1943   LLP (law  firm)  2002 - 2003; Partner,  Thelen  Reid & Priest LLP (law firm) from
Began  serving:  1989              1995 - 2002. Other Directorships: Monarch Funds (registered investment companies)
----------------------------------------------------------------------------------------------------------------

OFFICERS

David I. Goldstein                  Principal Occupations: Director, Citigroup GTS since 2003; Director of
Birth Date: August 3, 1961          Business & Product Development, Forum 1999 - 2003.  President/Assistant
President                           Secretary of one other investment company within the Fund Complex.
----------------------------------------------------------------------------------------------------------------
Beth P. Hanson                      Principal Occupations: Relationship Manager, Citigroup GTS since 2003;
Birth Date: July 15, 1966           Relationship Manager, Forum 1999 - 2003.  Vice President/Assistant
Vice President and Assistant        Secretary of one other investment company within the Fund Complex.
Secretary                           Secretary of one other investment company within the Fund Complex.
----------------------------------------------------------------------------------------------------------------
Stacey E. Hong                      Principal Occupations: Director, Fund Accounting, Citigroup GTS since 2003;
Birth Date: May 10, 1966            Director, Forum Accounting Services, LLC (fund accountant acquired by
Treasurer                           Citigroup GTS in 2003) 1992 - 2003.  Treasurer of three other investment companies within the Fund Complex.
----------------------------------------------------------------------------------------------------------------
Leslie K. Klenk                     Principal Occupation: Counsel, Citigroup GTS since 2003; Counsel, Forum
Birth Date:  August 24, 1964        1998 - 2003.  Secretary of one other investment company within the Fund
Secretary                           Complex.



                                       18




                                                                                                     [LOGO-globe]
                                                                                               POLARIS GLOBAL VALUE FUND





                               INVESTMENT ADVISER                                                    ANNUAL REPORT
                        Polaris Capital Management, Inc.
                               125 Summer Street                                                   December 31, 2003
                                Boston, MA 02110


                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                               Portland, ME 04101


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                               Portland, ME 04112




This report is for the information of the shareholders of the Polaris Global                            POLARIS
Value Fund. Its use in connection with any offering of the Fund's shares is                     CAPITAL MANAGEMENT, INC.
authorized only when preceded or accompanied by the Fund's current prospectus.                 http://wwww.polarisfunds.com
                                                                                                    (888) 263-5594


ANNUAL REPORT

December 31, 2003

                                   WINSLOW(R)
                                   --------
                                GREEN GROWTH FUND


                                                           [picture-fiddleheads]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Message to Our Shareholders                                                  2

Performance Chart and Analysis                                                 5

Schedule of Investments                                                        6

Statement of Assets and Liabilities                                            9

Statement of Operations                                                       10

Statements of Changes in Net Assets                                           11

Financial Highlights                                                          12

Notes to Financial Statements                                                 13

Independent Auditors' Report                                                  19

Additional Information                                                        20

                               W I N S L O W   G R E E N   G R O W T H   F U N D



A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to provide you with the 2003 annual report for the Winslow Green Growth Fund (the "Fund").

The Fund ended the quarter with a net asset value per share of $14.41, up 91.74% for the twelve months ended December 31, 2003, and up 6.19% for the three months ended December 31, 2003. The Russell 2500(R) Index, the Fund's primary benchmark index, was up 45.51% in the same twelve-month period while the Russell 2000(R) Growth Index, a relevant Fund index that measures the performance of small company growth stocks, was up 48.54%. For the one-, three-, five-year and since inception (May 3, 1994) periods, the Fund's annual average returns were 91.74%, -1.04%, 23.00% and 20.15%, respectively, versus 48.54%, -2.03%, 0.86% and 5.97%
for the Russell 2000 Growth Index and 45.51%, 6.58%, 9.40% and 12.31% for the Russell 2500 Index.*

The primary reason the Fund performed well in 2003 is because small capitalization growth stocks (the primary sector for "green" companies) advanced over 48% in 2003 as measured by the Russell 2000 Growth Index. The Fund's performance exceeded the performance of small capitalization growth stocks overall due to our strategy of focusing on companies that can grow and meet estimates and milestones despite a low or no-growth economy. An illustration of this strategy can be seen in one of the Fund's largest holdings, PolyMedica Corp. (PLMD), a provider of direct-to-consumer medical products and supplies to people with diabetes and respiratory disease. Despite a soft economy, PLMD consistently met or beat analysts' expectations and initiated a cash dividend to shareholders in 2003. The stock responded, rising 70.56% in 2003.

Another example of this is Chiquita Brands International, Inc. (CQB), the Fund's largest holding at December 31, 2003 and a marketer, producer and distributor of high-quality bananas and other fresh produce. In 2002 and in bankruptcy, CQB management implemented an ambitious turnaround plan to convert debt into equity and improve management team quality. Not only has CQB cleaned up its financial act, it has renewed its commitment to environmental responsibility. After close to a decade of cooperation with the Rainforest Alliance, all CQB-owned Latin American farms and 46% of the independent farms from which it buys bananas were certified to the

W I N S L O W   G R E E N   G R O W T H   F U N D

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------
environmental standards of the Alliance. For this and many other environmental programs, CQB has earned our "Best-in-Class" rating. CQB's stock price responded favorably to these initiatives, advancing 69.91% in 2003.

Other primary contributors to the Fund's strong performance in 2003 included four companies with our highest environmental rating - Environmentally Proactive. As suppliers to the emerging alternatively fueled vehicle industry, we believe IMPCO Technologies, Inc. and Quantum Fuel Systems Technology will benefit from increased orders and rising revenue in 2004. Strong revenue growth for Whole Foods Market, Inc. continued in 2003, as greater numbers of consumers shopped for natural and organic food. Ionics, Inc., a water filtration company, made a strategic acquisition that deepened its product offering, increased its operating visibility and expanded the company's geographic reach. All four companies are excellent examples of green companies that participate in market segments that continue to grow despite an overall flat or slow economy.

Despite a good year, we had missteps too. Once the leading manufacturer of solar electric power systems, AstroPower, Inc. (APWR) struggled throughout 2003 with class action lawsuits, management changes and workforce reductions. SurModics, Inc. (SRDX) also declined in 2003 when the U.S. Food and Drug Administration announced that 60 deaths had been linked to the Johnson & Johnson's Cypher stent. SRDX supplies the coating for the Cypher stent. While APWR's unclear future caused us to sell the stock in 2003, we increased our position in SRDX because we like the company's future in supplying surface modification applications to other medical device manufacturers.

Looking ahead, we believe the economy is now on the mend and our shopping list of stocks is expanding. We believe a recovering economy will broadly benefit the renewable energy industry and, more specifically, should help companies like Fuel-Tech N.V., Vestas Wind Systems A/S and IMPCO.

A better economy means higher corporate earnings, which is good for stocks. It also means higher interest rates, which will be negative for bonds and generally neutral to positive for equities, depending on the ramp in interest rates and the rate of increase in earnings. Of concern will be the level of deficit spending, the balance of payments, and the uncertainties of investing in our new age of terrorism.

                               W I N S L O W   G R E E N   G R O W T H   F U N D

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

In this period of positive earnings, potentially negative interest rates, and a fairly valued market, we believe that security selection is vitally important - a challenge we enjoy.

We remain steady in our belief that the green universe of small capitalization growth stocks is well positioned to perform well in an improving economy.

Thank you for all your support.

May your future be green,

/s/ Jackson W. Robinson

Jackson W. Robinson
Portfolio Manager
Winslow Management Company

*RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED AND MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S RETURN ASSUMES THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. FOR THE PERIOD REPORTED, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER. THE FUND INVESTS IN SMALL- AND MEDIUM- SIZED COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES.

PRIOR TO APRIL 1,  2001,  THE  ADVISER  MANAGED  A  COMMON  TRUST  FUND  WITH AN
INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS BEFORE APRIL 1, 2001 IS THAT OF THE COMMON TRUST FUND AND REFLECTS THE EXPENSES OF THE COMMON TRUST FUND. IF THE COMMON TRUST FUND'S PERFORMANCE HAD BEEN READJUSTED TO REFLECT THE ESTIMATED EXPENSES OF THE FUND FOR ITS FIRST FISCAL YEAR, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/04)

W I N S L O W   G R E E N   G R O W T H   F U N D


PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index, as well as an industry focused index comparison. The Russell 2500 Index, the Fund's primary benchmark, measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03  One Year    Five Year   ITD (5/3/94)

Winslow Green Growth Fund                    91.74%       23.00%        20.15%
Russell 2500 Index                           45.51%        9.40%        12.31%
Russell 2000 Growth Index                    48.54%        0.86%         5.97%

INVESTMENT VALUE ON 12/31/03

Winslow Green Growth Fund                   $58,932
Russell 2500 Index                          $30,694
Russell 2000 Growth Index                   $17,518

[Edgar representation of graph chart

         DATE                  WINSLOW GREEN GROWTH FUND   RUSSELL 2500 INDEX   RUSSELL 2000 GROWTH INDEX
        5/3/1994                         10,000               10,000                      10,000
       5/31/1994                         10,020                9,844                       9,692
       6/30/1994                          9,985                9,537                       9,274
       7/31/1994                         10,204                9,796                       9,407
       8/31/1994                         10,559               10,326                      10,098
       9/30/1994                         10,293               10,221                      10,141
      10/31/1994                         10,421               10,239                      10,250
      11/30/1994                         10,271                9,795                       9,835
      12/31/1994                         10,329               10,008                      10,068
       1/31/1995                         10,794                9,988                       9,864
       2/28/1995                         10,864               10,489                      10,318
       3/31/1995                         10,839               10,746                      10,620
       4/30/1995                         10,861               10,938                      10,780
       5/31/1995                         10,790               11,169                      10,921
       6/30/1995                         11,284               11,705                      11,674
       7/31/1995                         11,962               12,396                      12,584
       8/31/1995                         11,928               12,594                      12,739
       9/30/1995                         11,779               12,830                      13,001
      10/31/1995                         11,227               12,428                      12,362
      11/30/1995                         11,838               12,959                      12,908
      12/31/1995                         12,136               13,180                      13,194
       1/31/1996                         11,900               13,274                      13,084
       2/29/1996                         12,196               13,674                      13,681
       3/31/1996                         12,550               13,952                      13,951
       4/30/1996                         13,990               14,597                      15,023
       5/31/1996                         15,633               14,994                      15,793
       6/30/1996                         14,877               14,533                      14,767
       7/31/1996                         13,572               13,469                      12,964
       8/31/1996                         14,674               14,244                      13,924
       9/30/1996                         14,587               14,861                      14,641
      10/31/1996                         14,903               14,763                      14,009
      11/30/1996                         15,921               15,477                      14,399
      12/31/1996                         16,419               15,689                      14,680
       1/31/1997                         16,915               16,122                      15,046
       2/28/1997                         15,891               15,883                      14,138
       3/31/1997                         15,147               15,163                      13,140
       4/30/1997                         15,330               15,355                      12,988
       5/31/1997                         17,170               16,769                      14,940
       6/30/1997                         18,147               17,454                      15,447
       7/31/1997                         18,536               18,477                      16,238
       8/31/1997                         20,050               18,734                      16,725
       9/30/1997                         22,769               19,959                      18,060
      10/31/1997                         21,696               19,062                      16,975
      11/30/1997                         20,924               19,148                      16,570
      12/31/1997                         21,732               19,510                      16,580
       1/31/1998                         21,728               19,212                      16,359
       2/28/1998                         23,934               20,607                      17,803
       3/31/1998                         26,985               21,511                      18,550
       4/30/1998                         26,945               21,592                      18,663
       5/31/1998                         24,548               20,590                      17,308
       6/30/1998                         22,619               20,614                      17,484
       7/31/1998                         20,439               19,198                      16,024
       8/31/1998                         15,754               15,577                      12,325
       9/30/1998                         16,796               16,683                      13,575
      10/31/1998                         17,777               17,595                      14,283
      11/30/1998                         19,040               18,466                      15,391
      12/31/1998                         20,936               19,585                      16,784
       1/31/1999                         22,228               19,552                      17,539
       2/28/1999                         20,164               18,267                      15,934
       3/31/1999                         21,431               18,658                      16,502
       4/30/1999                         22,650               20,327                      17,959
       5/31/1999                         23,405               20,643                      17,987
       6/30/1999                         24,247               21,717                      18,935
       7/31/1999                         26,874               21,290                      18,349
       8/31/1999                         28,623               20,624                      17,663
       9/30/1999                         28,977               20,317                      18,004
      10/31/1999                         29,496               20,762                      18,465
      11/30/1999                         36,635               21,934                      20,417
      12/31/1999                         47,001               24,314                      24,016
       1/31/2000                         53,212               23,755                      23,793
       2/29/2000                         73,556               27,185                      29,328
       3/31/2000                         74,168               26,769                      26,245
       4/30/2000                         61,121               25,329                      23,596
       5/31/2000                         55,998               24,114                      21,529
       6/30/2000                         66,359               25,698                      24,311
       7/31/2000                         63,173               25,044                      22,227
       8/31/2000                         77,721               27,200                      24,565
       9/30/2000                         83,014               26,316                      23,345
      10/31/2000                         74,245               25,594                      21,450
      11/30/2000                         55,497               23,341                      17,555
      12/31/2000                         60,810               25,351                      18,629
       1/31/2001                         67,265               26,184                      20,137
       2/28/2001                         50,892               24,499                      17,377
       3/31/2001                         40,925               23,154                      15,797
       4/30/2001                         53,325               25,199                      17,731
       5/31/2001                         53,121               25,957                      18,142
       6/30/2001                         54,307               26,326                      18,637
       7/31/2001                         47,923               25,384                      17,047
       8/31/2001                         43,053               24,552                      15,982
       9/30/2001                         36,219               21,375                      13,403
      10/31/2001                         40,557               22,481                      14,693
      11/30/2001                         46,532               24,299                      15,919
      12/31/2001                         49,192               25,661                      16,910
       1/31/2002                         47,350               25,342                      16,309
       2/28/2002                         42,644               24,898                      15,253
       3/31/2002                         47,555               26,620                      16,579
       4/30/2002                         47,678               26,552                      16,220
       5/31/2002                         43,217               25,774                      15,272
       6/30/2002                         38,797               24,321                      13,977
       7/31/2002                         34,295               21,419                      11,829
       8/31/2002                         32,863               21,484                      11,823
       9/30/2002                         29,466               19,782                      10,969
      10/31/2002                         29,384               20,426                      11,524
      11/30/2002                         34,541               22,094                      12,666
      12/31/2002                         30,735               21,094                      11,793
       1/31/2003                         29,384               20,534                      11,473
       2/28/2003                         29,630               20,040                      11,167
       3/31/2003                         32,658               20,232                      11,336
       4/30/2003                         36,014               22,034                      12,408
       5/31/2003                         41,048               24,201                      13,807
       6/30/2003                         46,982               24,664                      14,073
       7/31/2003                         49,642               25,990                      15,137
       8/31/2003                         54,062               27,192                      15,950
       9/30/2003                         55,494               26,822                      15,546
      10/31/2003                         58,114               28,942                      16,889
      11/30/2003                         58,686               30,032                      17,440
      12/31/2003                         58,932               30,694                      17,518]


PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                               W I N S L O W   G R E E N   G R O W T H   F U N D


SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

    SHARES          SECURITY DESCRIPTION                            ENVIRONMENTAL RATING*                        VALUE
----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 96.6%

ADHESIVES AND SEALANTS - 6.5%
        150,000 SurModics, Inc.+                                               ER                               $ 3,585,000
                                                                                                           -----------------

AUTOMATIC CONTROLS FOR REGULATING RESIDENTIAL AND COMMERCIAL - 2.8%
        300,000 Thermogenesis Corp.+                                           ER                                 1,554,000
                                                                                                           -----------------

COMMERCIAL PHYSICAL AND BIOLOGICAL RESEARCH - 3.8%
        200,000 Ariad Pharmaceuticals, Inc.+                                   ER                                 1,490,000
         60,000 Kosan Biosciences, Inc.+                                       ER                                   591,600
                                                                                                           -----------------
                                                                                                                  2,081,600
                                                                                                           -----------------

COMPUTER INTEGRATED SYSTEMS DESIGN - 2.3%
         50,000 F5 Networks, Inc.+                                             ER                                 1,255,000
                                                                                                           -----------------

COMPUTER STORAGE DEVICES - 5.5%
        200,000 Dot Hill Systems Corp.+                                        ER                                 3,030,000
                                                                                                           -----------------

ELECTROMEDICAL AND ELECTROTHERAPEUTIC APPARATUS - 0.4%
        100,000 Physiometrix, Inc.+                                            ER                                   220,000
                                                                                                           -----------------

ELECTRONIC COILS, TRANSFORMERS AND OTHER INDUCTORS - 3.7%
        125,000 Vestas Wind Systems A/S                                        EP                                 2,032,813
                                                                                                           -----------------

INDUSTRIAL INSTRUMENTS - 4.3%
         75,000 Ionics, Inc.+                                                  ER                                 2,388,750
                                                                                                           -----------------

INDUSTRIAL AND COMMERCIAL FANS AND BLOWERS AND AIR PURIFICATION - 3.2%
        500,000 Fuel-Tech N.V.+                                                ER                                 1,775,000
                                                                                                           -----------------
See Notes to Financial Statements.
                                                                               6

W I N S L O W   G R E E N   G R O W T H   F U N D

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------

    SHARES          SECURITY DESCRIPTION                            ENVIRONMENTAL RATING*                        VALUE
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CONSULTING SERVICES - 4.5%
        300,000 Harris Interactive, Inc.+                                      EB                                $2,490,000
                                                                                                           -----------------

MEDICAL, DENTAL AND HOSPITAL EQUIPMENT AND SUPPLIES - 3.6%
        190,000 Conceptus, Inc.+                                               EP                                 2,017,800
                                                                                                           -----------------

MISCELLANEOUS BUSINESS SERVICES - 0.3%
        120,234 NexPrise, Inc.+                                                EB                                   162,317
                                                                                                           -----------------

MISCELLANEOUS ELECTRICAL INDUSTRIAL APPARATUS - 4.4%
        300,000 Quantum Fuel Systems Technology+                               EP                                 2,412,000
                                                                                                           -----------------

MISCELLANEOUS FOOD STORES - 4.9%
         40,000 Whole Foods Market, Inc.                                       EP                                 2,685,200
                                                                                                           -----------------

MISCELLANEOUS FRUITS AND TREE NUTS - 9.1%
        225,000 Chiquita Brands International, Inc.+                           BIC                                5,069,250
                                                                                                           -----------------

MOTOR VEHICLE PARTS AND ACCESSORIES - 1.6%
        100,000 IMPCO Technologies, Inc.+                                      EP                                   872,000
                                                                                                           -----------------

PHARMACEUTICAL PREPARATIONS - 8.6%
        140,000 Atherogenics, Inc.+                                            ER                                 2,093,000
        100,000 Flamel Technologies ADR+                                       ER                                 2,679,000
                                                                                                           -----------------
                                                                                                                  4,772,000
                                                                                                           -----------------

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES - 3.5%
        125,000 Sonic Solutions, Inc.+                                         EB                                 1,912,500
                                                                                                           -----------------

PLATEMAKING AND RELATED SERVICES - 1.3%
        100,000 Presstek, Inc.+                                                EP                                   727,000
                                                                                                           -----------------
See Notes to Financial Statements.
7

                               W I N S L O W   G R E E N   G R O W T H   F U N D

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------------------------

    SHARES          SECURITY DESCRIPTION                            ENVIRONMENTAL RATING*                        VALUE
----------------------------------------------------------------------------------------------------------------------------

RADIO AND TELEVISION BROADCASTING AND COMMUNICATIONS EQUIPMENT - 3.5%
        250,000 Powerwave Technologies, Inc.+                                  ER                                $1,912,500
                                                                                                           -----------------

SECURITY BROKERS, DEALERS AND FLOTATION COMPANIES - 4.2%
        100,000 Friedman Billings Ramsey Group, Class A                        EB                                 2,308,000
                                                                                                           -----------------

SERVICES ALLIED TO MOTION PICTURE PRODUCTION - 1.3%
         15,000 Avid Technology, Inc.+                                         ER                                   720,000
                                                                                                           -----------------

SURGICAL AND MEDICAL INSTRUMENTS AND APPARATUS - 13.3%
        120,000 PolyMedica Corp.                                               ER                                 3,157,200
        375,000 STAAR Surgical Co.+                                            ER                                 4,222,500
                                                                                                           -----------------
                                                                                                                  7,379,700
                                                                                                           -----------------

TOTAL COMMON STOCK (COST $43,952,470)                                                                            53,362,430
                                                                                                           -----------------


Total Investments in Securities - 96.6%(Cost $43,952,470)                                                       $53,362,430
Other Assets and Liabilities, Net - 3.4%                                                                          1,900,132
                                                                                                           -----------------
NET ASSETS - 100.0%                                                                                             $55,262,562
                                                                                                           =================

------------------------------
+ Non-income producing security.
ADR American Depositary Receipt.
* The investment advisor's Environmental Ratings (unaudited) include the following. Refer to the Fund's prospectus for more information.
   BIC - Best in Class
   EB - Environmentally  Benign
   EP - Environmentally  Proactive
   ER - Environmentally Responsible

See Notes to Financial Statements.

W I N S L O W  G R E E N  G R O W T H  F U N D


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS
       Total investments, at value (Cost $43,952,470)                                              $ 53,362,430
       Receivables:
       Investment securities sold                                                                     2,570,937
       Fund shares sold                                                                                 538,735
       Interest and dividends                                                                            34,600
                                                                                              ------------------

Total Assets                                                                                         56,506,702
                                                                                              ------------------

LIABILITIES
       Payables:
       Due to custodian                                                                                 107,853
       Fund shares redeemed                                                                              54,115
       Investment securities purchased                                                                1,006,860
       Accrued Liabilities:
       Payables to related parties                                                                       21,621
       Trustees' fees and expenses                                                                          124
       Other expenses                                                                                    53,567
                                                                                              ------------------


Total Liabilities                                                                                     1,244,140
                                                                                              ------------------


NET ASSETS                                                                                         $ 55,262,562
                                                                                              ==================

COMPONENTS OF NET ASSETS
       Paid-in capital                                                                             $ 46,118,149
       Accumulated net realized gain (loss) on investments, options and
       foreign currency transactions                                                                   (265,547)
       Unrealized appreciation (depreciation) on investments                                          9,409,960
                                                                                              ------------------


NET ASSETS                                                                                         $ 55,262,562
                                                                                              ==================


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $55,262,562 and 3,835,440 shares outstanding                                     $ 14.41
                                                                                              ------------------


See Notes to Financial Statements.
9

                               W I N S L O W   G R E E N   G R O W T H   F U N D


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
      Dividend income (Net of foreign withholding taxes $328)                                           $ 175,118
                                                                                                 -----------------

Total Investment Income                                                                                   175,118
                                                                                                 -----------------


EXPENSES
      Investment advisory fees                                                                            303,834
      Administration fees                                                                                  57,728
      Shareholder servicing fees                                                                           84,398
      Transfer agency fees                                                                                 60,390
      Custody fees                                                                                         16,212
      Accounting fees                                                                                      45,309
      Registration fees                                                                                    23,424
      Professional fees                                                                                    22,998
      Trustees' fees and expenses                                                                           1,355
      Shareholder reporting expenses                                                                       15,990
      Miscellaneous expenses                                                                                9,080
                                                                                                 -----------------

Total Expenses                                                                                            640,718
      Fees waived and expenses reimbursed                                                                (151,209)
                                                                                                 -----------------

Net Expenses                                                                                              489,509
                                                                                                 -----------------


NET INVESTMENT INCOME (LOSS)                                                                             (314,391)
                                                                                                 -----------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
      OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
      Net realized gain (loss) on investments                                                           4,014,802
      Net realized gain (loss) on options                                                                  11,512
      Net realized gain (loss) on foreign currency transactions                                              (483)
                                                                                                 -----------------
Net Realized Gain (Loss) on Investments, Options and Foreign Currency Transactions                      4,025,831
                                                                                                 -----------------


Net Change in Unrealized Appreciation (Depreciation) on Investments                                    11,749,445
                                                                                                 -----------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
      OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                                                        15,775,276
                                                                                                 -----------------


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                    $ 15,460,885
                                                                                                 =================

See Notes to Financial Statements.
                                                                              10

W I N S L O W  G R E E N  G R O W T H  F U N D


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                                ------------------------   ------------------------

OPERATIONS
     Net investment income (loss)                                            $ (314,391)                $ (132,202)
     Net realized gain (loss) on investments, options and foreign
     currency transactions                                                    4,025,831                 (2,881,682)
     Net increase (decrease) from payments by affiliates                              -                     12,005
     Net change in unrealized appreciation (depreciation) on
     investments and options                                                 11,749,445                 (3,716,308)
                                                                ------------------------   ------------------------


Increase (Decrease) in Net Assets from Operations                            15,460,885                 (6,718,187)
                                                                ------------------------   ------------------------


CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                         104,321,492                  4,448,164
     Redemption of shares                                                   (75,531,172)                (2,810,604)
     Redemption fees                                                             17,937                          -
                                                                ------------------------   ------------------------

Increase (Decrease) from Capital Share Transactions                          28,808,257                  1,637,560
                                                                ------------------------   ------------------------


Increase (Decrease) in Net Assets                                            44,269,142                 (5,080,627)

NET ASSETS
     Beginning of period                                                     10,993,420                 16,074,047
                                                                ------------------------   ------------------------

     End of period (a)                                                     $ 55,262,562               $ 10,993,420
                                                                ========================   ========================


SHARE TRANSACTIONS
     Sale of shares                                                           7,938,161                    425,755
     Redemption of shares                                                    (5,566,564)                  (299,311)
                                                                ------------------------   ------------------------


Increase (Decrease) in Shares                                                 2,371,597                    126,444
                                                                ========================   ========================


  (a) Accumulated undistributed (distributions in excess of)
      net investment income                                                         $ -                        $ -
                                                                ------------------------   ------------------------


See Notes to Financial Statements.
11

                               W I N S L O W   G R E E N   G R O W T H   F U N D

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.


                                                         YEAR               YEAR          APRIL 1, 2001 (A)
                                                        ENDED               ENDED              THROUGH
                                                     DECEMBER 31,         DECEMBER 31,      DECEMBER 31,
                                                        2003                  2002                2001
                                                   -----------------   ----------------  --------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $7.51             $12.02                $10.00
                                                   -----------------   ----------------  --------------------

INVESTMENT OPERATIONS
Net investment income  (loss)                                 (0.11)(b)          (0.09)                (0.06)
Net realized and unrealized gain (loss) on investments,
   options and foreign currency transactions                   7.00 (b)          (4.42)                 2.08
                                                   -----------------   ----------------  --------------------

Total from Investment Operations                               6.89              (4.51)                 2.02
                                                   -----------------   ----------------  --------------------

Redemption Fees (b)                                            0.01                  -                     -

NET ASSET VALUE, END OF PERIOD                               $14.41              $7.51                $12.02
                                                   =================   ================  ====================

TOTAL RETURN                                                 91.74%             (37.52)%              20.20%

RATIO/SUPPLEMENTARY DATA
     Net Assets at End of Period (000's omitted)            $55,263            $10,993               $16,074
     Ratios to Average Net Assets:
Net investment income (loss)                                  (0.93)%            (0.98)%               (1.08)(d)
Net expenses                                                  1.45%              1.45%                 1.45% (d)
Gross expenses (c)                                            1.90%              2.48%                 3.06% (d)

PORTFOLIO TURNOVER RATE                                        202%               114%                   98%


---------------------------------------------------
(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) The ratio of gross expenses to average net assets reflects the expense ration excluding any fee waivers and/or expense reimbursements.
(d) Annualized.

See Notes to Financial Statements.
                                                                              12

W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Winslow Green Growth Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Fund seeks capital appreciation through environmentally responsible investing. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Trust currently has nineteen series. The Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund (the "CTF"), a common trust fund, in exchange for Fund shares. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Short-term instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's Investment Adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's Investment Adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

                               W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCIES - Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at the day's forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with

W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

applicable income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

For tax purposes, the Fund has a current year deferred post-October capital loss of $496,938. This loss will be recognized for tax purposes on the first day of the Fund's next tax year.

RECLASSIFICATION   OF  CAPITAL  ACCOUNTS  -  On  the  Statement  of  Assets  and
Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

Accumulated Net Investment Income (Loss)             $314,391
Undistributed Net Realized Gain (Loss)               (314,391)

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - If you redeem your shares within 15 days of purchase, you will be charged a 1.00% redemption fee. However, the redemption fee will not apply to redemptions of shares purchased prior to October 30, 2003 or shares redeemed after 15 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. For the year ended December 31, 2003, the Fund collected $17,937 in redemption fees.

                               W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 3.  ADVISORY FEES, SERVICING FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - Adams, Harkness & Hill, Inc., (the "Adviser"), through its principal asset management division, Winslow Management Company, is the Fund's investment adviser. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTOR - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

SHAREHOLDER SERVICE AGENT - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets. These fees are paid to various financial institutions that provide shareholder services.

Certain Trustees and Officers of the Trust are Trustees or Officers of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.


NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 1.45% of average daily net assets through April 30, 2004.

The Adviser contractually waived fees of $118,259 and Citigroup voluntarily waived transfer agency fees of $6,897 for the year ended December 31, 2003. Citigroup voluntarily waived shareholder service fees totaling $26,053.

W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

NOTE 5.  SECURITY TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of securities, other than short-term investments, were $90,650,883 and $63,864,467, respectively. The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of Adams, Harkness & Hill, Inc. The commissions paid to this affiliated firm were $401,582 for the period.

For federal income tax purposes, the tax cost basis of investment securities owned as of December 31, 2003, was $44,428,230, and the net unrealized appreciation of investment securities was $8,934,200. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $11,664,244, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $2,730,044.

NOTE 6.  WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended December 31, 2003 were as follows:

                                                                             CALLS
                                                         -----------------------------------------------
                                                                Number
                                                             of Contracts                Premiums
                                                         ----------------------     --------------------

       OUTSTANDING, DECEMBER 31, 2002                                -                      $ -

       Options written                                              100                     11,512

       Options terminated in closing transactions                    -                         -

       Options exercised                                             -                         -

       Options expired                                            ( 100)                    (11,512)
                                                         ----------------------     --------------------

       OUTSTANDING, DECEMBER 31, 2003                                -                         -
                                                         ----------------------     --------------------


NOTE 7.  DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2003, distributable earnings on a tax basis were as follows:

                      Undistributed Ordinary Income       $     707,012
                      Unrealized Appreciation                 8,934,200
                      Capital and Other losses                (496,799)
                                                          -------------
                      Total                               $   9,144,413
                                                          =============

                               W I N S L O W   G R E E N   G R O W T H   F U N D

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the wash sales reallocations.

NOTE 8.  PAYMENTS BY AFFILIATE

For the year ended December 31, 2002, the Adviser made a contribution to the Fund to offset two compliance violations. This amount is reflected as a payment by affiliate on the Statements of Changes in Net Assets. This payment had no effect on the total return of the Fund.

NOTE 9.  PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 314-9049. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

W I N S L O W   G R E E N   G R O W T H   F U N D

INDEPENDENT AUDITORS' REPORT
DECEMBER 31, 2003
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and
Shareholders of Winslow Green Growth Fund:

We have audited the accompanying statement of assets and liabilities of Winslow Green Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from April 1, 2001, commencement of operations, to December 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from April 1, 2001, commencement of operations, to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2004

                               W I N S L O W   G R E E N   G R O W T H   F U N D

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE FISCAL YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended December 31, 2003.

There were no long-term capital gain dividends paid by the Fund for the tax year ended December 31, 2003.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The address of each person listed is Two Portland Square, Portland, ME 04101. The Fund Complex includes the Trust and three other investment companies which hold themselves out to investors as related companies for purposes of investment and investor services. Each Board member (except for John Y. Keffer), oversees twenty-three portfolios in the Fund Complex. Mr. Keffer oversees twenty-four portfolios in the Fund Complex. Mr. Keffer is considered an interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more that five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9049.

W I N S L O W   G R E E N   G R O W T H   F U N D

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

INTERESTED TRUSTEE

John Y. Keffer                        Principal Occupations: President, Citigroup Global Transaction Services, Fund
Birth Date: July 15, 1942             Services ("Citigroup GTS") (a fund services company) since 2003; President and owner
Chairman                              of Forum Fund Services, LLC; President, Forum Financial Group, LLC ("Forum") (a fund
Began serving: 1989                   services company acquired by Citigroup GTS in 2003) 1989-2003.
                                      Other Directorships: Monarch Funds; The Cutler Trust (registered investment companies)

INDEPENDENT TRUSTEES

Costas Azariadis                      Principal Occupations: Professor of Economics, University of California-Los Angeles;
Birth Date: February 15, 1943         Visiting Professor of Economics, Athens University of Economics and Business 1998
Began serving: 1989                   -1999.
                                      Other Directorships: Monarch Funds (registered investment companies)

James C. Cheng                        Principal Occupation: President, Technology Marketing Associates (marketing company
Birth Date: July 26, 1942             for small- and medium-sized businesses in New England).
Began serving: 1989                   Other Directorships: Monarch Funds (registered investment companies)

J. Michael Parish                     Principal Occupations:  Retired;  Partner, Wolf, Block, Schorr and Solis-Cohen LLP
Birth Date:  November 9, 1943         (law firm) 2002 - 2003; Partner,  Thelen  Reid & Priest LLP (law firm) 1995 -2002.
Began serving:  1989                  Other Directorships: Monarch Funds (registered investment companies)

21


                               W I N S L O W   G R E E N   G R O W T H   F U N D

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2003
--------------------------------------------------------------------------------

OFFICERS

David I. Goldstein                   Principal Occupations: Director, Citigroup GTS since 2003; Director of Business &
Birth Date: August 3, 1961           Product Development, Forum 1999 - 2003.  President/Assistant Secretary of one other
President                            investment company within the Fund Complex.

Beth P. Hanson                       Principal Occupations: Relationship Manager, Citigroup GTS since 2003; Relationship
Birth Date: July 15, 1966            Manager, Forum 1999 - 2003.  Vice President/Assistant Secretary of one other investment
Vice President and Assistant         company within the Fund Complex.  Secretary of one other investment company within the
Secretary                            Fund Complex.

Stacey E. Hong                       Principal Occupations: Director, Fund Accounting, Citigroup GTS since 2003; Director,
Birth Date: May 10, 1966             Forum Accounting Services, LLC (fund accountant acquired by Citigroup GTS in 2003) 1998
Treasurer                            - 2003.  Treasurer of three other investment companies within the Fund Complex.


Leslie K. Klenk                      Principal Occupations: Counsel, Citigroup GTS since 2003; Counsel, Forum 1998 - 2003.
Birth Date:  August 24, 1964         Secretary of one other investment company within the Fund Complex.
Secretary

                                                                              22

                                    WINSLOW
                                    -------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                 (888) 314-9049
                                  www.wggf.com



                               INVESTMENT ADVISER
                          Adams, Harkness & Hill, Inc.
               (through its Winslow Management Company Division)
                          60 State Street, 12th Floor
                          Boston, Massachusetts 02109

                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9049

                                  DISTRIBUTOR
                            Forum Fund Services, LLC
                              Tow Portland Square
                             Portland, Maine 04101

                   This report is authorized for distribution
                    only to shareholders and others who have
                   received a copy of the Fund's prospectus.


Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2003, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT DISCLOSURE.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. In addition, the Board recognized that the experience of the Trustees that are members of the Audit Committee is sufficient for them perform the services required of Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,701 in 2002 and $91,250 in 2003.

(b) Audit Related Fees - There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning ("Tax Services") were $7,300 in 2002 and $1,600 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves, subject to ratification by the Registrant's Board of Trustees, all audit and permissible non-audit services rendered to the Registrant.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $7,300 in 2002 and $1,600 in 2003. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) (1) A copy of the Code of Ethics (Exhibit filed herewith).

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       Forum Funds


By       /s/ Stacey E. Hong
         -------------------------
         Stacey E. Hong, Treasurer

Date     March 5, 2004
         -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ David I. Goldstein
         -----------------------------
         David I. Goldstein, President

Date     March 5, 2004
         -------------


By       /s/ Stacey E. Hong
         -------------------------
         Stacey E. Hong, Treasurer

Date     March 5, 2004
         -------------

         CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, David I. Goldstein, certify that:

1.   I  have   reviewed   this   report  on  Form  N-CSR  of  Forum  Funds  (the
     "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   NA

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: March 5, 2004
      -------------

/s/ David I. Goldstein
----------------------

TITLE:  PRESIDENT

         CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Stacey E. Hong, certify that:

1.   I  have   reviewed   this   report  on  Form  N-CSR  of  Forum  Funds  (the
     "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   NA

c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: March 5, 2004
      -------------

/s/ Stacey E. Hong
---------------------

TITLE:  TREASURER

 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

In connection with the attached Report of Forum Funds (the "Trust") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Trust does hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

Dated: March 5, 2004
       -------------

/s/ David I. Goldstein
----------------------
David I. Goldstein
President

Dated: March 5, 2004
       -------------

/s/ Stacey E. Hong
------------------
Stacey E. Hong
Treasurer


A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.